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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Corvus Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 8, 2017
AT 1:00 P.M. PACIFIC TIME

Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Corvus Pharmaceuticals, Inc., a Delaware corporation ("Corvus", we", "us" or "our"). The Annual Meeting will be held on June 8, 2017, at 1:00 p.m., Pacific Time, at 863 Mitten Road, Suite 102, Burlingame, CA 94010, for the following purposes:

  1.
  To elect two Class I Directors with terms to expire at the 2020 annual meeting of stockholders;

  2.
  To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

  3.
  To ratify the Corvus Pharmaceuticals, Inc. Amended and Restated Certificate of Incorporation (our "Charter");

  4.
  To ratify the Corvus Pharmaceuticals, Inc. Amended and Restated Bylaws (our "Bylaws"); and

  5.
  To conduct any other business properly brought before the Annual Meeting.

        These items of business are more fully described in the proxy statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on April 17, 2017 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

        We have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, stockholders will not receive paper copies of our proxy materials, unless they specifically request them. We will send a Notice of Internet Availability of Proxy Materials on or about April 24, 2017 to our stockholders of record as of the close of business on the Record Date. We are also providing access to our proxy materials over the Internet beginning on or about April 24, 2017. Electronic delivery of our proxy materials will significantly reduce our printing and mailing costs, and the environmental impact of the proxy materials.

        Your vote is very important. Whether or not you attend the Annual Meeting in person, it is important that your shares be represented. You may vote your proxy on the Internet, by phone or by mail in accordance with the instructions in the Notice of Availability of Proxy Materials. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

        Our board of directors recommends that you vote FOR the election of the director nominees named in Proposal 1 of the proxy statement, FOR the ratification of the selection, by the audit committee of our board of directors, of PricewaterhouseCoopers LLP as our independent registered public accounting firm as described in Proposal 2 of the proxy statement, FOR the ratification of the Corvus Pharmaceuticals, Inc. Amended and Restated Certificate of Incorporation as described in Proposal 3 of the proxy statement and FOR the ratification of the Corvus Pharmaceuticals, Inc. Amended and Restated Bylaws as described in Proposal 4 of the proxy statement.

        On behalf of the board of directors, thank you for your participation in this important annual process.

By Order of the Board of Directors
/s/ RICHARD A. MILLER Richard A. Miller, M.D. President and Chief Executive Officer
Burlingame, California

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please vote on the Internet, by phone or by mail as instructed in the notice of availability of proxy materials, as promptly as possible in order to ensure your representation. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from the record holder.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 8, 2017
AT 1:00 P.M. PACIFIC TIME

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING PROCEDURES

Why am I receiving these materials?

        We sent you a Notice of Availability of Proxy Materials ("Notice") because the board of directors of Corvus Pharmaceuticals, Inc. is soliciting your proxy to vote at our annual meeting of stockholders (the "Annual Meeting") to be held on June 8, 2017 at 1:00 p.m., Pacific Time, at 863 Mitten Road, Suite 102, Burlingame, CA 94010. We invite you to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote by proxy over the Internet or by phone by following the instructions provided in the Notice or, if you request printed copies of the proxy materials by mail, you may vote by mail.

        The Notice is being sent or made available on or about April 24, 2017 to all stockholders of record entitled to vote at the Annual Meeting.

        As used in this proxy statement, "Corvus," the "Company," "we" or "us" refer to Corvus Pharmaceuticals, Inc., a Delaware corporation.

Who can vote at the Annual Meeting?

        Only stockholders of record at the close of business on April 17, 2017 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 20,934,514 shares of our common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

        If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. The Notice will be sent to you by mail directly by us. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote on the Internet or by phone as instructed in the Notice or by proxy by mail by requesting a paper copy of the proxy materials as instructed in the Notice to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

        If, on the Record Date, your shares were held in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in "street name" and the Notice is being forwarded to you by such brokerage firm, bank or other agent. The brokerage firm, bank or other agent holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. Your brokerage firm, bank or other agent will not be able to vote in the election of directors unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares.

        You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

        There are four matters scheduled for a vote:

  •
  Proposal 1: To elect two Class I Directors with a term to expire at the 2020 annual meeting of stockholders.

  •
  Proposal 2: To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017.

  •
  Proposal 3: To ratify the Corvus Pharmaceuticals, Inc. Amended and Restated Certificate of Incorporation.

  •
  Proposal 4: To ratify the Corvus Pharmaceuticals, Inc. Amended and Restated Bylaws.

How are proxy materials distributed?

        Under rules adopted by the Securities and Exchange Commission ("SEC"), we are sending the Notice to our stockholders of record and beneficial owners as of the Record Date. Stockholders will have the ability to access the proxy materials, including this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, on the Internet at www.envisionreports.com/crvs or to request a printed or electronic set of the proxy materials at no charge. Instructions on how to access the proxy materials over the Internet and how to request a printed copy may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis.

How do I vote?

        You may either vote "For" or "Against" or abstain from voting with respect to the nominee to the board of directors. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are:

Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record as of the Record Date, you may vote in person at the Annual Meeting, vote by proxy over the Internet or by phone by following the instructions provided in the Notice or, if you request printed copies of the proxy materials by mail, you may vote by mail. If your proxy is properly executed in time to be voted at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the instructions you provide. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

  1.
  To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

  2.
  To vote on the Internet, go to www.envisionreports.com/crvs to complete an electronic proxy card. You will be asked to provide the control number from the Notice and follow the instructions. Your vote must be received by 11:59 p.m., Eastern Time, on June 7, 2017 to be counted.

  3.
  To vote by phone, request a paper or email copy of the proxy materials by following the instructions on the Notice and call the toll-free number provided on the website referenced to transmit your voting instructions. Your vote must be received by 11:59 p.m., Eastern Time, on June 7, 2017 to be counted.

  4.
  To vote by mail, request a paper copy of the proxy materials by following the instructions on the Notice and complete, sign and date the proxy card enclosed with the paper copy of the proxy materials and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

        If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting card and voting instructions from that organization rather than from us. Simply follow the instructions to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with the proxy materials, or contact your broker, bank or other agent to request a proxy form.

        We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

        On each matter to be voted upon, you have one vote for each share of common stock you owned as of the Record Date.

What is the quorum requirement?

        A quorum of stockholders is necessary to take any action at the meeting, other than to adjourn the meeting. The presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote will constitute a quorum. As of the Record Date, there were 20,934,514 shares of common stock outstanding and entitled to vote.

        Your shares will be counted toward the quorum only if you submit a valid proxy or vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, the chairman of the Annual Meeting or a majority of the votes present at the Annual Meeting may adjourn the Annual Meeting to another date.

What if I return a proxy card but do not make specific choices?

        If you are a stockholder of record and you return a proxy card without marking any voting selections, your shares will be voted:

  1.
  Proposal 1: "For" election of 2 nominees for director.

  2.
  Proposal 2: "For" the ratification of the audit committee's selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017.

  3.
  Proposal 3: "For" the ratification of the Corvus Pharmaceuticals, Inc. Amended and Restated Certificate of Incorporation.

  4.
  Proposal 4: "For" the ratification of the Corvus Pharmaceuticals, Inc. Amended and Restated Bylaws.

        If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

        If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, your shares are held by your broker, bank or other agent as your nominee, or in "street name," and you will need to obtain a proxy form from the organization that holds your shares and follow the instructions included on that form regarding how to instruct the organization to vote your shares. If you do not give instructions to your broker, bank or other agent, it can vote your shares with respect to "discretionary" items but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of various national securities exchanges, and, in the absence of your voting instructions, your broker, bank or other agent may vote your shares held in street name on such proposals. Non-discretionary items are proposals considered non-routine under the rules of various national securities exchanges, and, in the absence of your voting instructions, your broker, bank or other agent may not vote your shares held in street name on such proposals and the shares will be treated as broker non-votes. Proposals 1, 3 and 4 are matters considered non-routine under the applicable rules. If you do not give your broker specific instructions, the broker may not vote your shares on Proposals 1, 3 and 4 and your shares will constitute broker non-votes which will be counted for purposes of determining whether a quorum exists but will not affect the outcome of these proposals. Proposal 2 involves a matter we believe to be routine and thus if you do not give instructions to your broker, the broker may vote your shares in its discretion on Proposal 2 and therefore no broker non-votes are expected to exist in connection with Proposal 2.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the Annual Meeting, who will count, with respect to Proposals 1, 2, 3 and 4, "For" votes, "Against" votes and abstentions, and with respect to Proposal 1, 3 and 4, broker non-votes.

How many votes are needed to approve each proposal?

  •
  For Proposal 1, the election of two members of the board of directors, the two nominees receiving the highest number of "For" votes will be elected.

  •
  For Proposal 2, the ratification of the audit committee's selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017, the proposal must receive a "For" vote from the majority of the votes properly cast either in person or by proxy at the Annual Meeting, excluding abstentions and broker non-votes with respect to the proposal. This is a routine proposal and therefore we do not expect any broker non-votes.

  •
  For Proposal 3, the ratification of the Corvus Pharmaceuticals, Inc. Amended and Restated Certificate of Incorporation, the proposal must receive a "For" vote from the majority of the votes cast properly cast either in person or by proxy at the Annual Meeting, excluding abstentions and broker non-votes with respect to the proposal.

  •
  For Proposal 4, the ratification of the Corvus Pharmaceuticals, Inc. Amended and Restated Bylaws., the proposal must receive a "For" vote from the majority of the votes properly cast either in person or by proxy at the Annual Meeting, excluding abstentions and broker non-votes with respect to the proposal.

Who is paying for this proxy solicitation?

        We will pay for the entire cost of soliciting proxies. In addition to the Notice and the proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. We will not pay our directors and employees any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding the Notice and any other proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

        If you receive more than one Notice, your shares are registered in more than one name or are registered in different accounts. Please vote by proxy according to each Notice to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

        Yes, you can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:

  1.
  A duly executed proxy card with a later date or time than the previously submitted proxy;

  2.
  A written notice that you are revoking your proxy to our Secretary, Corvus Pharmaceuticals, Inc., 863 Mitten Road, Suite 102, Burlingame, CA 94010; or

  3.
  A later-dated vote on the Internet or by phone or a ballot cast in person at the Annual Meeting (simply attending the Annual Meeting will not, by itself, revoke your proxy).

        If you are a beneficial owner, you may revoke your proxy by submitting new instructions to your broker, bank or other agent, or if you have received a proxy from your broker, bank or other agent giving you the right to vote your shares at the Annual Meeting, by attending the Annual Meeting and voting in person.

When are stockholder proposals due for next year's Annual Meeting?

        Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), some stockholder proposals may be eligible for inclusion in our 2018 proxy statement. Any such proposal must be submitted in writing by December 25, 2017, to our Secretary, Corvus Pharmaceuticals, Inc., 863 Mitten Road, Suite 102, Burlingame, CA 94010, the current address of our principal executive offices. If we change the date of our 2018 annual meeting of stockholders by more than 30 days from the date of the previous year's Annual Meeting, the deadline shall be a reasonable time before we begin to print and send our proxy materials. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities laws and our Bylaws. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

        Our Bylaws provide that if you wish to submit a proposal that is not to be included in next year's proxy statement, a timely written notice of a stockholder proposal must be delivered to, or mailed and received by, our Secretary, Corvus Pharmaceuticals, Inc., 863 Mitten Road, Suite 102, Burlingame, CA 94010, no earlier than February 8, 2018 and no later than the close of business on March 12, 2018, which notice must contain the information specified in our Bylaws. If we change the date of our 2018 annual meeting of stockholders by more than thirty (30) days before, or more than 60 days after, the one-year anniversary of the Annual Meeting, then the written notice of a stockholder proposal that is not intended to be included in our proxy statement must be delivered, or mailed and received, not later than the 90th day prior to our 2018 annual meeting of stockholders or, if later, the 10th day following the day on which certain public disclosure as described in our Bylaws of the meeting date is made.

        Our Bylaws provide that if you wish to submit a proposal that is not to be included in next year's proxy statement, a timely written notice of a stockholder proposal must be delivered to, or mailed and received by, our Secretary, Corvus Pharmaceuticals, Inc., 863 Mitten Road, Suite 102, Burlingame,

CA 94010, no earlier than February 8, 2018 and no later than the close of business on March 12, 2018, or, if later, the 10th day following the day on which certain public disclosure as described in our Bylaws of the meeting date is made, which notice must contain the information specified in our Bylaws.

What is "householding" and how does it affect me?

        We have adopted a procedure approved by the SEC called "householding." Under this procedure, stockholders who have the same address may receive only one copy of the Notice, unless one or more of these stockholders notifies us that they wish to receive individual copies of the Notice and, if requested, other proxy materials. This process potentially means extra convenience for stockholders and cost savings for the Company.

        If you are a beneficial owner of our common stock, once you receive notice from your broker, bank or other agent that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate Notices or other proxy materials, please notify your broker, bank or other agent, direct your written request to our Secretary, Corvus Pharmaceuticals, Inc., 863 Mitten Road, Suite 102, Burlingame, CA 94010 or at (650) 900-4520. Stockholders who currently receive multiple copies of the Notice or other proxy materials at their address and would like to request householding of their communications should contact their broker, bank or other agent.

How can I find out the results of the voting at the Annual Meeting?

        Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the SEC within 4 business days following the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

        Our board of directors is divided into three classes, designated as Class I, Class II and Class III. Under our Charter, our board of directors is authorized to assign its members in office to each class. Each class has a term of three years. Our Charter provides that the authorized number of directors may be changed only by resolution of the board of directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Our directors hold office until their successors have been elected and qualified or appointed, or the earlier of their death, resignation or removal.

        Our board of directors currently consists of seven directors, divided into three classes as follows:

  •
  Class I directors: Richard A. Miller, M.D. and Peter Moldt, Ph.D., whose current terms will expire at the Annual Meeting;

  •
  Class II directors: Steve E. Krognes and Scott W. Morrison, whose current terms will expire at the annual meeting of stockholders to be held in 2018; and

  •
  Class III directors: Ian T. Clark, Elisha P. (Terry) Gould III and Peter Thompson, M.D., whose current terms will expire at the annual meeting of stockholders to be held in 2019.

        At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third subsequent annual meeting of stockholders.

        Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Directors are elected by a plurality of the votes cast at the meeting.

        Dr. Miller and Dr. Moldt have been nominated for election at the Annual Meeting to serve as Class I directors. If either Dr. Miller or Dr. Moldt becomes unavailable for election as a result of an unexpected occurrence, shares that would otherwise be voted for them will be voted for the election of a substitute nominee proposed by the nominating and corporate governance committee and nominated by the board of directors. Dr. Miller and Dr. Moldt have agreed to serve if elected. Our management has no reason to believe that Dr. Miller or Dr. Moldt will be unable to serve. If elected at the Annual Meeting, Dr. Miller and Dr. Moldt will serve until the earliest of the 2020 annual meeting of stockholders, a successor for either of them is elected and qualified or one or both of their death, resignation or removal.

        The following is a brief biography of Dr. Miller and Dr. Moldt, the nominees for director, and a discussion of their specific experience, qualifications, attributes or skills that led the nominating and corporate governance committee of the board of directors to recommend that Dr. Miller and Dr. Moldt as nominees for director, as of the date of this proxy statement.

Name	Position	Age
Richard A. Miller, M.D.	President, Chief Executive Officer and Chairman of the Board	66

        Richard A. Miller, M.D.    Dr. Miller has served as our President and Chief Executive Officer since February 2014 and chairman of our board of directors since January 2014. From April 2012 to October 2014, Dr. Miller was Chairman and Chief Executive Officer of Graphea, Inc., a privately-held chemical company, which he founded. Dr. Miller served as Chief Commercialization Officer, Associate Dean and Research Professor in Chemistry at The University of Texas at Austin from September 2010 to December 2011. Dr. Miller founded Principia Biopharma Inc., a privately-held biopharmaceutical company, and served as its President and Chief Executive Officer and a member of its board of directors from January 2009 to February 2011. He served as President, Chief Executive Officer and Director of Pharmacyclics, Inc., a public biopharmaceutical company, from 1991, when he co-founded the company, to 2008. At Pharmacyclics, Dr. Miller led the initial discovery and development efforts for ibrutinib. Dr. Miller was a co-founder, Vice President and Director of IDEC Pharmaceuticals Corporation, a biotechnology company that merged with Biogen, Inc. in June 2003, where he led research efforts on lymphoma leading to the development of rituximab. Dr. Miller has been Adjunct Clinical Professor of Medicine (Oncology) at Stanford University Medical Center since 1991. Dr. Miller received a B.A. in Chemistry from Franklin & Marshall College and an M.D. from the State University of New York Medical School. He is board certified in both Internal Medicine and Medical Oncology. We believe Dr. Miller's experience as an officer and director of pharmaceutical and biopharmaceutical companies provides him with the qualifications and skills to serve as a member of our board of directors.

Name	Position	Age
Peter Moldt, Ph.D.	Director	58

        Peter Moldt, Ph.D.    Dr. Moldt has served as a member of our board of directors since January 2015. Since May 2012, Dr. Moldt has been employed as a Partner with Novo Ventures (US) Inc., which provides certain consultancy services to Novo A/S, a Danish limited liability company that manages investments and financial assets. From 2009 to May 2012, Dr. Moldt was employed as a Partner with Novo A/S. Dr. Moldt founded and served as Chief Executive Officer of Curalogic A/S, a publicly listed Danish pharmaceutical company, from 2004 through its liquidation in 2009. From 2000 to 2004, Dr. Moldt was Chief Operating Officer of 7TM Pharma A/S, a private biotechnology company, which he also co-founded. For the prior eleven years, Dr. Moldt held various positions with NeuroSearch A/S, a publicly listed Danish biotechnology company, including Director of Drug Development where he was responsible for all aspects of preclinical and clinical drug development. Dr. Moldt currently serves on the boards of directors of several private biotechnology and biopharmaceutical companies. He received an M.Sc. and a Ph.D. in Pharmacy and Medicinal Chemistry from the Royal Danish School of Pharmacy. He also holds a post doctorate at Yale University in the Department of Organic Chemistry. We believe Dr. Moldt is qualified to serve on our board of directors because of his extensive industry experience, his experience serving on the board of directors of numerous biopharmaceutical and biotechnology companies and his experience with venture capital investments.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH NAMED
CLASS I DIRECTOR NOMINEE NAMED ABOVE.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The audit committee of our board of directors has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited our financial statements for the fiscal years ended December 31, 2016 and 2015. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. However, the audit committee is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the committee determines that such a change would be in the best interests of the Company and our stockholders.

Independent Registered Public Accounting Firm Fees And Services

        The following table represents aggregate fees billed or to be billed to us for fiscal years ended December 31, 2016 and 2015, respectively, by PricewaterhouseCoopers LLP, our independent registered public accounting firm.

	Fiscal Year Ended December 31,
	2016	2015
Audit Fees(1)	$642,448	$861,159
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	900	—

Total	$643,348	$861,159

(1)
Audit Fees.    This category consists of fees for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, assistance with registration statements filed with the SEC and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Fees in 2016 and 2015 also include fees associated with our IPO, which included review of our quarterly financial statements included in our registration statement on Form S-1 filed with the SEC and delivery of comfort letters, consents and review of documents filed with the SEC.

(2)
Audit-Related Fees.    This category consists of fees for professional services rendered that are reasonably related to the performance of the audit or review of our financial statements.

(3)
Tax Fees.    This category consists of fees for services provided for tax consultation services.

(4)
All Other Fees.    This category consists of fees for all other services that are not reported above.

        All fees described above were approved by our board of directors of the audit committee of the board of directors.

Pre-Approval Policies and Procedures

        The audit committee has adopted policies and procedures for the pre-approval of audit and non-audit services provided by our independent registered public accounting firm, PricewaterhouseCoopers LLP. The policy generally requires pre-approval for specified services in the defined categories of audit services, audit-related services and tax services. The pre-approval of services may be delegated to one or more of the audit committee's members, but the decision must be reported to the full audit committee at its next scheduled meeting.

        The audit committee reviews both audit and non-audit services performed by PricewaterhouseCoopers LLP and the fees charged for such services. Among other things, the audit committee reviews non-audit services proposed to be provided by PricewaterhouseCoopers LLP and pre-approve such services only if they are compatible with maintaining PricewaterhouseCoopers LLP's status as an independent registered public accounting firm. All services provided by PricewaterhouseCoopers LLP in 2016 and 2015 were pre-approved by our board of directors or the audit committee after review of each of the services proposed for approval.

        The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and cast on this proposal will be required to ratify the selection of PricewaterhouseCoopers LLP for our fiscal year ending December 31, 2017. Abstentions will not be counted as votes cast on this proposal. No broker non-votes are expected to exist in connection with this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The material in this report is being furnished and shall not be deemed "filed" with SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall the material in this section be deemed to be "soliciting material' or incorporated by reference in any registration statement or other document filed with the SEC under the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

        The audit committee of the board of directors (has furnished this report concerning the independent audit of the Company's financial statements. Each member of the audit committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and rulemaking of the SEC and NASDAQ regulations. A copy of the audit committee Charter is available on our website at www.corvuspharma.com.

        The audit committee's responsibilities include assisting the board of directors regarding the oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications and independence, and the performance of the independent registered public accounting firm.

        In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the Company's financial statements for the fiscal year ended December 31, 2016 with the Company's management and PricewaterhouseCoopers LLP. In addition, the audit committee has discussed with PricewaterhouseCoopers LLP, with and without management present, their evaluation of the Company's internal accounting controls and overall quality of the Company's financial reporting. The audit committee also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 114 (formerly SAS 61), as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Public Company Accounting Oversight Board Rule 3526 and the audit committee discussed the independence of PricewaterhouseCoopers LLP with that firm.

        Based on the audit committee's review and discussions noted above, the audit committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

        The audit committee and the board of directors have recommended the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017.

Audit Committee
Scott W. Morrison (Chairperson)
Peter Moldt, Ph.D.
Steve E. Krognes

PROPOSAL 3

RATIFICATION OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

        On December 21, 2015, our board of directors unanimously approved our Charter, on January 15, 2016, our stockholders approved our Charter, and immediately prior to the closing of our initial public offering ("IPO") on March 29, 2016, our Charter became effective. Our governing documents and applicable laws do not require stockholder ratification of our Charter; however, we are submitting our Charter to our stockholders for ratification now that we are a publicly traded company.

Description of Material Changes to our Pre-IPO Charter

        The following description summarizes material changes to our certificate of incorporation in effect prior to our IPO (our "Pre-IPO Charter"), which changes became effective pursuant to our Charter immediately prior to the closing of our IPO, and certain other material terms of our Charter. Because it is only a summary, it does not contain all the information that may be important to you. For a complete description of our Charter, you should refer to the full text of our Charter, which is attached as Annex A to this proxy statement.

Common Stock

        Our Charter establishes the authorized number of shares of common stock at 290,000,000 shares. Upon our liquidation, dissolution or winding up and after payment in full of all amounts required to be paid to creditors and to the holders of preferred stock having liquidation preferences, if any, the holders of our common stock would be entitled to receive, pro rata, our remaining assets available for distribution. Under our Charter, holders of our common stock do not have preemptive, subscription, redemption or conversion rights and our common stock is not subject to further calls or assessment by us. The rights, powers, preferences and privileges of holders of our common stock are subject to those of the holders of any shares of our preferred stock we may authorize and issue in the future.

Preferred Stock

        Our Charter authorizes our board of directors to establish one or more series of preferred stock, including convertible preferred stock, without further action by our stockholders, and establishes the authorized number of shares of preferred stock at 10,000,000 shares. Under our Charter, our board of directors is able to determine, with respect to any series of preferred stock, the powers including preferences and relative participations, optional or other special rights, and the qualifications, limitations or restrictions thereof, of that series, including, without limitation:

  •
  the designation of the series;

  •
  the number of shares of the series, which our board of directors may, except where otherwise provided in the preferred stock designation, increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares then outstanding);

  •
  whether dividends, if any, will be cumulative or non-cumulative and the dividend rate of the series;

  •
  the dates at which dividends, if any, will be payable;

  •
  the redemption rights and price or prices, if any, for shares of the series;

  •
  the terms and amounts of any sinking fund provided for the purchase or redemption of shares of the series;

  •
  the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding-up of our affairs;

  •
  whether the shares of the series will be convertible into shares of any other class or series, or any other security, of us or any other corporation and, if so, the specification of the other class or series or other security, the conversion price or prices or rate or rates, any rate adjustments, the date or dates as of which the shares will be convertible and all other terms and conditions upon which the conversion may be made;

  •
  restrictions on the issuance of shares of the same series or of any other class or series; and

  •
  the voting rights, if any, of the holders of the series.

        We are able to issue a series of preferred stock that could, depending on the terms of the series, impede or discourage an acquisition attempt or other transaction that some, or a majority, of the holders of our common stock might believe to be in their best interests or in which the holders of our common stock might receive a premium for their common stock over the market price of the common stock. In addition, the issuance of preferred stock may adversely affect the rights of holders of our common stock by restricting dividends on the common stock, diluting the voting power of the common stock or subordinating the liquidation rights of the common stock. As a result of these or other factors, the issuance of preferred stock may have an adverse impact on the market price of our common stock.

        Our Pre-IPO Charter provided for certain specified rights applicable to shares of preferred stock that were authorized and outstanding prior to our IPO, which shares of preferred stock were converted into shares of common stock immediately prior to the consummation of our IPO and are no longer authorized or outstanding. Our pre-IPO Charter did not authorize our board of directors to establish one or more additional series of preferred stock.

Anti-takeover Effects of Certain Provisions of our Charter

        Our Charter contains provisions that could make the following transactions more difficult: acquisition of us by means of a tender offer; acquisition of us by means of a proxy contest or otherwise; or removal of our incumbent officers and directors. These provisions are expected to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of us to first negotiate with our board of directors. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging these proposals because negotiation of these proposals could result in an improvement of their terms. However, it is possible that these provisions could make it more difficult to accomplish, or could deter, transactions that stockholders may otherwise consider to be in their best interest or in our best interest, including transactions that might result in a premium over the market price for our shares.

        Undesignated Preferred Stock.    The ability to authorize undesignated preferred stock pursuant to our Charter, as described above under the caption "—Preferred Stock" above, makes it possible for our board of directors to issue preferred stock with voting or other rights or preferences.

        Special Stockholder Meetings.    Our Charter provides that a special meeting of stockholders may be called at any time by our board of directors, but such special meetings may not be called by our stockholders or any other person or persons.

        Elimination of Stockholder Action by Written Consent.    Our Charter eliminates the right of stockholders to act by written consent without a meeting.

        Classified Board; Election and Removal of Directors.    Our Charter establishes a classified board, as a result of which the successors to the directors whose terms have expired will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following their election. For more information on the classified board, see "Proposal 1: Election of Directors" above. Our Charter provides for the removal of any of our directors only for cause and requires a stockholder vote by the holders of at least a 66 2/3% of the voting power of the then-outstanding shares of voting stock.

        Filling Board Vacancies.    Our Charter provides that vacancies on our board of directors, including newly created directorships, may be filled by a majority vote of directors then in office unless our Board determines that such vacancies shall be filled by the stockholders, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office for which they hold expires or until such director's successor shall have been duly elected and qualified.

        This system of electing and removing directors and filling vacancies may tend to discourage a third-party from making a tender offer or otherwise attempting to obtain control of us, because it generally makes it more difficult for stockholders to replace a majority of the directors.

        Amendment of Charter Provisions.    The amendment of our Charter requires the affirmative vote of holders of at least 66 2/3% of the voting power of the then-outstanding shares of voting stock would be required to amend certain provisions of our Charter. Our Pre-IPO Charter provided certain limitations on amendments to our Charter that are different than the limitations contained in our existing Charter.

Choice of Forum

        Our Charter provides that the Court of Chancery of the State of Delaware will be the exclusive forum for any derivative action or proceeding brought on our behalf; any action asserting a claim of breach of fiduciary duty; any action asserting a claim against us arising pursuant to the Delaware General Corporation Law (the "DGCL"), our Bylaws or our Charter; or any action asserting a claim against us that is governed by the internal affairs doctrine. This exclusive forum provision may limit a stockholder's ability to bring a claim in a judicial forum that it finds favorable for disputes with officers, directors or employees, and may discourage lawsuits with respect to such claims. Our Board believes this provision is in the best interests of the Company and our stockholders because it assists us in avoiding multiple lawsuits in multiple jurisdictions regarding the same matter. Requiring such claims to be brought in a single forum also helps ensure consistent consideration of issues by courts with expertise in the applicable laws, and promotes cost saving in the resolution of such claims.

Limitations on Liability and Indemnification of Officers and Directors

        Our Charter includes a provision that, to the fullest extent permitted by the DGCL, eliminates the personal liability of directors to us or our stockholders for monetary damages for any breach of fiduciary duty as a director. The effect of these provisions is to eliminate the rights of us and our stockholders, through stockholders' derivative suits on our behalf, to recover monetary damages from a director for breach of fiduciary duty as a director, including breaches resulting from grossly negligent behavior. However, exculpation will not apply to any director if the director has acted in bad faith, knowingly or intentionally violated the law, authorized illegal dividends or redemptions or derived an improper benefit from his or her actions as a director. Further, our Charter provides that we must indemnify and advance expenses to our directors and officers to the fullest extent authorized by the DGCL. Our Pre-IPO Charter did not include a provision requiring indemnification of, and advancement of expenses to, our officers.

        The limitation of liability, indemnification and advancement provisions in our Charter may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. In addition, investments in our securities may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

        The Board believes these provisions are in the best interests of us and our stockholders because they allow us to continue to attract and retain qualified service providers, including officers and directors.

Vote Required

        The Board continues to believe that our existing Charter is in the best interests of our Company and our stockholders and recommends that our stockholders ratify our Charter. The affirmative vote of a majority of the votes properly cast either in person or by proxy at the Annual Meeting is required to ratify our Charter. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

 PROPOSAL 4

RATIFICATION OF OUR AMENDED AND RESTATED BYLAWS

        On December 21, 2015, our board of directors unanimously approved our Bylaws, on January 15, 2016, our stockholders approved our Bylaws and, immediately prior to the closing of our IPO on March 29, 2016, our Bylaws became effective. Our governing documents and applicable laws do not require stockholder ratification of our Bylaws; however, we are submitting our Bylaws to our stockholders for ratification now that we are a publicly-traded company.

Description of Material Changes to our Pre-IPO Bylaws

        The following description summarizes material changes to our bylaws in effect prior to our IPO (our "Pre-IPO Bylaws"), which changes became effective pursuant to our Bylaws immediately prior to the closing of our IPO. Because it is only a summary, it does not contain all the information that may be important to you. For a complete description of our Bylaws, you should refer to the full text of our Bylaws, which is attached as Annex B to this proxy statement.

Anti-takeover Effects of Certain Provisions of Bylaws

        Our Bylaws contain certain provisions that could make the following transactions more difficult: acquisition of us by means of a tender offer; acquisition of us by means of a proxy contest or otherwise; or removal of our incumbent officers and directors. These provisions, summarized below, are expected to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of us to first negotiate with our board of directors. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging these proposals because negotiation of these proposals could result in an improvement of their terms. However, it is possible that these provisions could make it more difficult to accomplish, or could deter, transactions that stockholders may otherwise consider to be in their best interest or in the best interests of the Company, including transactions that might result in a premium over the market price for our shares.

        Requirements for Advance Notification of Stockholder Nominations and Proposals.    Our Bylaws require that advance notice be delivered to the Company of any nominations of persons for election to our Board and any proposals of other business to be considered by stockholders at an annual or special meeting of stockholders (other than those submitted in reliance on Rule 14a-8 under the Exchange Act of 1934, as amended), and provide for notice procedures to be followed by stockholders in making such nominations or proposals of business. Such notice procedures include, among others, requirements that the stockholders provide timely and proper written notice to the Secretary of the Company. Our Pre-IPO Bylaws did not include these advance notice provisions.

        Filling Board Vacancies.    The Bylaws provide that vacancies on our board of directors, including newly created directorships, may be filled by a majority vote of directors then in office, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office for which they hold expires or until such director's successor shall have been duly elected and qualified, or the earlier of their death, resignation or removal. Accordingly, our board of directors could prevent a stockholder from filling the new directorships with such stockholder's own nominee. Our Pre-IPO Bylaws provided that vacancies on our board of directors could be filled by either a majority vote of Board or with a vote of a majority of the shares then entitled to vote at an election of directors.

Choice of Forum

        Our Bylaws provide that the Court of Chancery of the State of Delaware will be the exclusive forum for any derivative action or proceeding brought on our behalf; any action asserting a breach of fiduciary duty; any action asserting a claim against us arising pursuant to the DGCL, our Bylaws or our Charter; or any action asserting a claim against us that is governed by the internal affairs doctrine. Our prior adoption of this exclusive forum provision may limit a stockholder's ability to bring a claim in a judicial forum that it finds favorable for disputes with officers, directors or employees, and may discourage lawsuits with respect to such claims. The Board believes this provision is in the best interests of us and our stockholders because it assists us in avoiding multiple lawsuits in multiple jurisdictions regarding the same matter. Requiring such claims to be brought in a single forum also helps ensure consistent consideration of issues by courts with expertise in the applicable laws, and promotes costs-savings in the resolution of such claims.

Indemnification of Officers and Directors

        Our Bylaws provide that we must indemnify, and advance expenses, to our directors and officers to the fullest extent authorized by the DGCL. The limitation of liability, indemnification and advancement provisions in our Bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit the Company and our stockholders. In addition, investments in our securities may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Vote Required

        The Board continues to believe that our existing Bylaws are in the best interests of the Company and our stockholders and recommends that our stockholders ratify our Bylaws.

        The affirmative vote of a majority of the votes properly cast either in person or by proxy at the Annual Meeting is required to ratify our Bylaws. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF OUR AMENDED AND RESTATED BYLAWS.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

        The following table sets forth, for the Class II directors who are standing for election and for our other current directors who will continue in office after the Annual Meeting, information with respect to their position/office held with the Company and their ages as of March 31, 2017:

Name	Age	Position/Office Held With the Company	Director Since
Class I Directors whose terms expire at the Annual Meeting and who are standing for election
Richard A. Miller, M.D.	66	President, Chief Executive Officer and Chairman of the Board	2014
Peter Moldt, Ph.D.(1)(3)	58	Director	2015
Class II Directors whose terms expire at the 2018 Annual Meeting of Stockholders
Steve E. Krognes(1)(2)	48	Director	2016
Scott W. Morrison(1)(2)	59	Director	2015
Class III Directors whose terms expire at the 2019 Annual Meeting of Stockholders
Ian T. Clark(2)(3)	56	Director	2017
Elisha P. (Terry) Gould III(3)	60	Director	2014
Peter Thompson, M.D.(2)	57	Director	2014

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Nominating and Corporate Governance Committee.

        Set forth below is biographical information for each person whose term of office as a director will continue after the Annual Meeting. The biographical information of our nominees, Richard A. Miller, M.D. and Peter Moldt, is included in Proposal 1 above. The following includes certain information regarding our directors' individual experience, qualifications, attributes and skills that led the board of directors to conclude that they should serve as directors.

Class II Directors Continuing in Office until the 2018 Annual Meeting of Stockholders

        Steve E. Krognes.    Mr. Krognes has served as a member of our board of directors since January 2016. Mr. Krognes has served as Chief Financial Officer of Denali Therapeutics Inc., a biotechnology company, since October 2015. From 2009 to September 2015, Mr. Krognes served as Senior Vice President and Chief Financial Officer at Genentech, Inc., a biotechnology company. From 2004 to 2009, he was Head of Mergers & Acquisitions at Roche Holding AG, a biotechnology company. Mr. Krognes served as Director of Mergers & Acquisitions at Danske Bank A/S, a Danish bank, from 2002 to 2003. He was a Venture Capitalist with Pylonia Ventures, a Norwegian venture investments company, from 2000 to 2002. From 1996 to 2000, he was a Management Consultant for McKinsey & Company, a consulting firm. Mr. Krognes has served as a member of the board of directors of the California Academy of Sciences, a private scientific and educational institution, since June 2014. He was a member of the board of directors and board executive committee of the California Life Sciences Association, a private industry organization, from September 2010 to September 2015. Mr. Krognes received a B.S. in Economics from the Wharton School of the University of Pennsylvania and an

M.B.A. from Harvard Business School. We believe Mr. Krognes's experience in finance and the biotechnology industry provides him with the qualifications and skills to serve as a member of our board of directors.

        Scott W. Morrison.    Mr. Morrison has served as a member of our board of directors since December 2015. From 1996 to December 2015, Mr. Morrison was a Partner with Ernst & Young LLP, a public accounting firm, where he also served as U.S. Life Sciences Leader from 2002 to December 2015. He has served on the board of directors and as chair of the audit committee of Audentes Therapeutics, Inc., a public biotechnology company, since December 2015 and on the board of directors and as chair of the audit committee of Global Blood Therapeutics, Inc., a public biopharmaceutical company, since January 2016. Since January 2017, Mr. Morrison has served on the board of directors, as chair of the audit committee and as a member of the compensation committee of Symic Bio, Inc., a privately held biotechnology company. Mr. Morrison has also held roles on the boards of directors of numerous life sciences industry organizations. He received a B.S. in Business Administration from the University of California, Berkeley and is a certified public accountant (inactive). We believe Mr. Morrison's experience in public accounting and the life sciences industry provides him with the qualifications and skills to serve as a member of our board of directors.

Class III Directors Continuing in Office until the 2019 Annual Meeting of Stockholders

        Ian T. Clark.    Mr. Clark has served as a member of our board of directors since January 2017. Mr. Clark joined Genentech,  Inc. in 2003 as senior vice president and general manager, BioOncology. He subsequently held a number of senior management positions and was appointed to CEO in January 2010 where he served until his recent retirement in December 2016. During his tenure, he led the Genentech Executive Committee and was a member of the Genentech Board of Directors. Prior to joining Genentech, Mr. Clark served as general manager of Novartis Canada and, before that, as chief operating officer for Novartis United Kingdom. Earlier in his career, Mr. Clark served as vice president of sales and marketing for Sanofi (Aventis) and for Ivax in the United Kingdom, France and Eastern Europe. Mr. Clark also serves on the boards of TerraVia Holdings, Inc., a public plant-based food, nutrition and specialty ingredients company, Kite Pharma, Inc., a public clinical-stage biopharmaceutical company, Agios Pharmaceuticals, Inc., a public biopharmaceutical company, Shire plc, a public biotech company, the Biotechnology Industry Organization (BIO) and the Gladstone Foundation, an independent, nonprofit life science research organization. He also serves as an advisor to the Institute of Life Sciences at Southampton University in the United Kingdom, as a member of the Federal Reserve Bank of San Francisco's Economic Advisory Council, and as a member of the Technology Network Executive Council. Mr. Clark received a Bachelor of Science and an honorary doctorate in biological sciences from Southampton University. We believe Mr. Clark's executive experience in the biopharmaceutical industry provides him with the qualifications and skills to serve as a member of our board of directors.

        Elisha P. (Terry) Gould III.    Mr. Gould has served as a member of our board of directors since November 2014. Mr. Gould is currently a Partner and Head of Venture/Growth Equity Investments at Adams Street Partners, LLC, a global private equity firm, and has been employed by Adams Street Partners or its predecessor organizations since 1994. Since 2006, Mr. Gould has served on the board of directors of OncoMed Pharmaceuticals, Inc., a public biotechnology company. He also currently serves on the boards of directors of several private companies. Mr. Gould received an A.B. in Engineering Science from Dartmouth College and an M.B.A. from the Stanford University Graduate School of Business. We believe Mr. Gould's experience in the venture capital industry and as director of a pharmaceutical company provides him with the qualifications and skills to serve as a member of our board of directors.

        Peter Thompson, M.D.    Dr. Thompson served as a member of our board of directors since November 2014. Dr. Thompson currently serves as a Private Equity Partner for OrbiMed Advisors LLC, an investment firm focused on the healthcare sector, where he previously served as Venture Partner since joining in September 2010. Dr. Thompson has served as a director of Adaptimmune Therapeutics plc, a biopharmaceutical company, since September 2014. Dr. Thompson currently serves on the boards of directors of several private companies. He is a board-certified internist and oncologist and has served as Affiliate Professor of Neurosurgery at the University of Washington since January 2010. Dr. Thompson co-founded and served as the Chief Executive Officer of Trubion Pharmaceuticals, Inc., a biopharmaceutical company, from 2002 to 2009. He was a medical staff fellow at the National Cancer Institute from 1985 to 1992. Dr. Thompson holds a Sc. B. in Molecular Biology and Mathematics from Brown University and an M.D. from Brown University Medical School. We believe Dr. Thompson's venture capital and management experience in the pharmaceutical industry provides him with the qualifications and skills to serve as a member of our board of directors.

Meetings of the Board of Directors, Board and Committee Member Attendance and Annual Meeting Attendance

        The board of directors met seven times and did not act by unanimous written consent during the fiscal year ended December 31, 2016. The audit committee met five times, the compensation committee met two times and the nominating and corporate governance committee met one time and acted by unanimous written consent one time. Each member of the board of directors, excluding Mr. Clark, who was elected as a member of the board of directors in January 2017, and Mr. Krognes who attended 50% of the compensation committee meetings held in 2016, attended at least 75% of the aggregate number of meetings of our board of directors, and of the committees on which he served, held during the last fiscal year. We encourage all of our directors and nominees for director to attend our annual meeting of stockholders; however, attendance is not mandatory.

Corporate Governance Guidelines

        The board of directors has documented our governance practices in our corporate governance guidelines to assure that the board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The corporate governance guidelines set forth certain practices the board will follow with respect to board composition, board committees, board nomination, director qualifications and evaluation of the board and committees. The corporate governance guidelines and the charter for each committee of the board of directors may be viewed at www.corvuspharma.com.

Director Independence

        Our board of directors currently consists of seven (7) members. Our board of directors has determined that all of our directors, other than Dr. Miller, qualify as independent directors in accordance with the NASDAQ Global Market ("NASDAQ") listing requirements. Dr. Miller is not considered independent because he is an employee of the Company. NASDAQ's independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three (3) years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by NASDAQ rules, our board of directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board of directors reviewed and discussed information provided by the directors and us with regard to each director's business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

        As required under NASDAQ rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Leadership Structure of the Board

        Our Bylaws and corporate governance guidelines provide our board of directors with flexibility to combine or separate the positions of chairperson of the board of directors and Chief Executive Officer and/or the implementation of a lead director in accordance with its determination that utilizing one or the other structure would be in our best interests. Dr. Miller currently serves as the chairperson of our board of directors. In that role, Dr. Miller presides over the meetings of our board of directors.

        Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

        Risk assessment and oversight are an integral part of our governance and management processes. Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks with the board of directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

        Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure. Our audit committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The audit committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our nominating and governance committee monitors the effectiveness of our corporate governance guidelines. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Committees of the Board of Directors

        Our board of directors has the following standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Our board of directors may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below.

Name	Audit	Compensation	Nominating and Corporate Governance
Richard A. Miller, M.D.	—	—	—
Peter Moldt, Ph.D.	X	—	X
Scott W. Morrison	X(1)	X	—
Steve E. Krognes	X	X	—
Peter Thompson, M.D.	—	X(1)	—
Elisha P. (Terry) Gould III	—	—	X(1)
Ian T. Clark	—	X	X
Total meetings in 2016	5	2	1

(1)
Committee Chairman

        Below is a description of each committee of the board of directors.

Audit Committee

        Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee:

  •
  appoints our independent registered public accounting firm;

  •
  evaluates the independent registered public accounting firm's qualifications, independence and performance;

  •
  determines the engagement of the independent registered public accounting firm;

  •
  reviews and approves the scope of the annual audit and the audit fee;

  •
  discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;

  •
  approves the retention of the independent registered public accounting firm to perform any proposed permissible audit and non-audit services;

  •
  monitors the rotation of partners of the independent registered public accounting firm on our engagement team in accordance with requirements established by the SEC;

  •
  is responsible for reviewing our financial statements and our management's discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

  •
  reviews our critical accounting policies and estimates; and

  •
  annually reviews the audit committee charter and the audit committee's performance.

        The current members of our audit committee are Mr. Krognes, Dr. Moldt and Mr. Morrison. Mr. Morrison serves as the chairperson of the committee. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and NASDAQ. Our board of directors has determined that Mr. Morrison is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of NASDAQ. Under the rules of the SEC, members of the audit committee must also meet heightened independence standards. Our board of directors has determined that each of the members of our audit committee is independent under the applicable rules of NASDAQ. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and NASDAQ which is available on our corporate website at www.corvuspharma.com.

Compensation Committee

        Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. The compensation committee reviews and sets or makes recommendations to our board of directors regarding the compensation of our Chief Executive Officer and other executive officers. The compensation committee also reviews and makes recommendations to our board of directors regarding director compensation. In addition, the compensation committee reviews and approves or makes recommendations to our board of directors regarding our incentive compensation and equity-based plans. The compensation committee periodically reviews and evaluates the performance of the compensation committee and its members and must annually review and reassess the compensation committee charter and recommend any changes to our board of directors.

        The current members of our compensation committee are Mr. Clark, Mr. Krognes, Mr. Morrison, and Dr. Thompson. Dr. Thompson serves as the chairperson of the committee. Each of the members of our compensation committee is independent under the applicable rules and regulations of NASDAQ and is an "outside director" as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (162(m)). Each of Mr. Clark, Mr. Krognes, and Mr. Morrison is also a "non-employee director" as defined in Rule 16b-3 under the Exchange Act. Mr. Thompson will not be a "non-employee director" if OrbiMed Private Investments V, LP continues to own more than ten percent (10%) of our capital stock. In such event and until such time as the compensation committee is comprised solely of "non-employee directors," equity compensation awards to directors and executive officers will be approved by our board of directors. The compensation committee operates under a written charter which is available on our corporate website at www.corvuspharma.com.

        Our executive officers submit proposals to the board and the compensation committee regarding our executive and director compensation. Our Chief Executive Officer also annually reviews the performance of each executive officer and makes recommendations regarding their compensation. The compensation committee considers those recommendations in determining base salaries, adjustments to base salaries, annual cash bonus program targets and awards and equity awards, if any, for the executive officers and other members of senior management.

Nominating and Corporate Governance Committee

        The nominating and corporate governance committee is responsible for making recommendations to our board of directors regarding candidates for directorships and the size and composition of our board of directors. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our board of directors concerning governance matters.

        The current members of our nominating and corporate governance committee are Mr. Clark, Mr. Gould and Dr. Moldt. Mr. Gould serves as the chairman of the committee. Each of the members of our nominating and corporate governance committee is an independent director under the applicable rules and regulations of NASDAQ relating to nominating and corporate governance committee independence. The nominating and corporate governance committee operates under a written charter which is available on our corporate website at www.corvuspharma.com.

        The nominating and corporate governance committee will consider director candidates recommended by stockholders. For a stockholder to make any recommendation or nomination for election to the board of directors at an annual meeting, the stockholder must provide notice to the Company, which notice must be delivered to, or mailed and received at, the Company's principal executive offices not less than 90 days and not more than 120 days prior to the one-year anniversary of the preceding year's annual meeting, or, if later, the 10th day following the date on which public disclosure of the date of such annual meeting is made. Further updates and supplements to such notice may be required at the times, and in the forms, required under our bylaws. As set forth in our bylaws, submissions must include the name and address of the proposed nominee, information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Section 14(a) under the Exchange Act, information regarding the proposed nominee's indirect and direct interests in shares of the Company's common stock, and a completed and signed questionnaire, representation and agreement of the proposed nominee. Our Bylaws also specify further requirements as to the form and content of a stockholder's notice. We recommend that any stockholder wishing to make a nomination for director review a copy of our Bylaws, as amended and restated to date, which is available, without charge, from our Secretary, Corvus Pharmaceuticals, Inc., 863 Mitten Road, Suite 102, Burlingame, CA 94010.

Board Diversity

        Our nominating and corporate governance committee is responsible for reviewing with the board of directors, on an annual basis, the appropriate characteristics, skills and experience required for the board of directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the nominating and corporate governance committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including, but not limited to, the following:

  •
  diversity of personal and professional background, perspective and experience;

  •
  personal and professional integrity, ethics and values;

  •
  experience in corporate management, operations or finance, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today's business environment;

  •
  experience relevant to our industry and relevant social policy concerns;

  •
  experience as a board member or executive officer of another publicly held company;

  •
  relevant academic expertise or other proficiency in an area of the our operations;

  •
  practical and mature business judgment, including ability to make independent analytical inquiries;

  •
  promotion of a diversity of business or career experience relevant to our success; and

  •
  any other relevant qualifications, attributes or skills.

        Our board of directors evaluates each individual in the context of the board of directors as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Stockholder Communications with the Board of Directors

        The board of directors will consider any written or electronic communication from our stockholders to the board, a committee of the board or any individual director. Any stockholder who wishes to communicate to the board of directors, a committee of the board or any individual director should submit written or electronic communications to our Secretary at our principal executive offices, which shall include contact information for such stockholder. All communications from stockholders received shall be forwarded by our Secretary to the board of directors, a committee of the board or an individual director, as appropriate, on a periodic basis, but in any event no later than the board of director's next scheduled meeting. The board of directors, a committee of the board, or individual directors, as appropriate, will consider and review carefully any communications from stockholders forwarded by our Secretary.

Material Changes to Nominee Recommendation Procedures

        There have been no material changes to the procedures by which stockholders may recommend nominees to our board in 2016.

Family Relationships

        There are no family relationships among any of our directors or executive officers.

Code of Business Conduct and Ethics

        We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available on our corporate website at www.corvuspharma.com. Any amendments to the code, or any waivers of its requirements, will be disclosed on our website.

Compensation Committee Interlocks and Insider Participation

        None of the members of our compensation committee has at any time been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of our board of directors or compensation committee of any entity that has one or more executive officers on our board of directors or compensation committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Party Transactions

        Our board of directors has adopted a written related party transaction policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy will cover, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related party had, has or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related party or entities in which the related party has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related party. As provided by our related party transaction policy, our audit committee will be responsible for reviewing and approving in advance the related party transactions covered by our related party transaction policies and procedures.

Certain Related Party Transactions

        We describe below transactions and series of similar transactions since January 1, 2016, to which we were a party or will be a party, in which (i) the amounts involved exceeded or will exceed $120,000 and (ii) any of our directors, executive officers, holders of more than five percent of our capital stock or any member of their immediate family had or will have a direct or indirect material interest

Director and Executive Officer Agreements and Compensation

        See the sections titled "Director Compensation" and "Executive Compensation" for more information regarding compensation of our directors and executive officers.

Employment Agreements

        We have entered into employment agreements with our executive officers. For more information regarding these agreements, see the section titled "Executive Compensation" below.

Indemnification Agreements and Directors' and Officers' Liability Insurance

        We have entered into indemnification agreements with each of our directors and executive officers. These agreements require us to, among other things, indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys' fees, judgments, penalties, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person's services as a director or executive officer. We have obtained an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.

Participation in our Initial Public Offering

        Certain holders of more than five percent (5%) of our capital stock and their affiliated entities purchased shares of our common stock in our IPO, from the underwriters for payment in excess of $120,000 as summarized in the following table. The underwriters received the same underwriting discount from the sale of the shares of our common stock to these holders as they did from other shares of our common stock sold to the public in the IPO.

Participants	Number of Shares of Common Stock Purchased	Aggregate Purchase Price
Entities affiliated with Fidelity Management & Research Company	850,000	$12,750,000
Novo A/S	666,666	9,999,990
Orbimed Private Investments V, LP	550,000	8,250,000
Entities affiliated with Adams Street Partners	200,000	3,000,000

Investors' Rights Agreement

        We are party to an amended and restated investors' rights agreement, dated as of September 16, 2015, pursuant to which certain of our stockholders, including certain holders of five percent (5%) or more of our capital stock and entities affiliated with certain of our directors, have the right to demand that we file a registration statement for their shares of our common stock or request that their shares of our common stock be covered by a registration statement that we are otherwise filing. As of March 31, 2017, the holders of approximately 12.4 million shares of our common stock are entitled to rights with respect to the registration of their shares under the Securities Act.

Demand Registration Rights

        At any time after 180 days following March 22, 2016, the holders of at least thirty percent (30%) of the registrable shares can, on not more than two (2) occasions, request that we register all or a portion of their shares if the aggregate price to the public of the shares offered is at least $5,000,000 (after deduction of underwriter's discounts and expenses related to the issuance).

Piggyback Registration Rights

        In the event that we determine to register any of our securities under the Securities Act (subject to certain exceptions), in another offering, either for our own account or for the account of other security holders, the holders of the registrable shares will be entitled to certain "piggyback" registration rights allowing holders to include their shares in such registration, subject to certain marketing and other limitations. As a result, whenever we propose to file a registration statement under the Securities Act, other than with respect to a registration related to employee benefit plans, the offer and sale of debt securities, or corporate reorganizations or certain other transactions, the holders of registrable shares are entitled to notice of the registration and have the right, subject to limitations that the underwriters may impose on the number of shares included in the registration, to include their shares in the registration. In an underwritten offering, the underwriters have the right, subject to specified conditions and limitations, to limit the number of shares such holders may include.

Form S-3 Registration Rights

        The holders of registrable shares will be entitled to certain Form S-3 registration rights. The holders of any of these shares may make a written request that we register their shares on Form S-3 if we are eligible to file a registration statement on Form S-3 and if the aggregate price to the public of the shares offered is at least $2,000,000 (after deduction of underwriter's discounts and expenses related to the issuance). These stockholders may make an unlimited number of requests for registration on Form S-3, but in no event shall we be required to file more than two (2) registrations on Form S-3 in any twelve-month period.

Expenses of Registration

        We will pay the registration expenses of the holders of the shares registered pursuant to the demand, piggyback and Form S-3 registration rights described above, including the expenses in an amount not to exceed $35,000 of one special counsel for the selling holders.

Expiration of Registration Rights

        The demand, piggyback and Form S-3 registration rights described above will expire, with respect to any particular stockholder, upon the earlier of four (4) years after the consummation of our IPO or when such stockholder can immediately sell all of its shares under Rule 144 of the Securities Act during any ninety (90) day period (and without the requirement for the Company to be in compliance with the current public information required under Section c(1) of Rule 144 of the Securities Act).

Voting Agreement

        We were party to an amended and restated voting agreement with certain holders of our common stock and convertible preferred stock until the consummation of our IPO in March 2016. The amended and restated voting agreement provided for certain voting rights for members of our board of directors in favor of certain holders of convertible preferred stock. This agreement terminated upon the consummation of our IPO.

Right of First Refusal and Co-Sale Agreement

        We were party to an amended and restated right of first refusal and co-sale agreement with certain holders of our common stock and convertible preferred stock until the consummation of our IPO in March 2016. The amended and restated right of first refusal and co-sale agreement provided for, among other things, rights of first refusal and co-sale relating to the shares of our common stock held by the parties thereto. This agreement terminated upon the consummation of our IPO.

DIRECTOR COMPENSATION

Director Compensation Table—Year Ended December 31, 2016

        The following table presents information regarding the compensation paid for the fiscal year ended December 31, 2016 to members of our board of directors who are not also employed by us or any of our subsidiaries (our non-employee directors). The compensation paid to Richard A. Miller, who is also our president and chief executive officer, is set forth in the section titled "Executive Compensation" in this proxy statement. Dr. Miller was not entitled to receive additional compensation for his service as a director:

NAME	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS(1) ($)	TOTAL ($)
Ian T. Clark(2)	—	—	—
Elisha P. (Terry) Gould III	33,313	305,765	339,078
Steve E. Krognes	48,338	305,765	354,103
Peter Moldt, Ph.D.	—	—	—
Scott W. Morrison	61,668	—	61,668
Peter Thompson, M.D.	36,412	305,765	342,177

(1)
Amounts reported in the Option Awards column represent the grant date fair values of stock options calculated in accordance with Financial Account Standards Board (FASB) ASC Topic 718, Compensation—Stock Compensation. For a discussion of the assumptions used to calculate the value of our stock options, see Note 11 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016. As of December 31, 2016, our non-employee directors held outstanding options to purchase shares of our common stock as follows: Mr. Gould, 30,000; Mr. Krognes, 30,000; Mr. Morrison, 30,000; and Dr. Thompson, 30,000. Other than these options, none of our non-employee directors held any other equity awards in the Company on that date.

(2)
Appointed as a director in January 2017.

Director Compensation

        In December 2015, our board of directors approved a compensation policy for our non-employee directors (the "Director Compensation Program"). Pursuant to our Director Compensation Program, our non-employee directors receive cash compensation, paid quarterly in arrears, as follows:

  •
  Each non-employee director receives an annual cash retainer in the amount of $35,000.

  •
  The chairperson of the board receives additional annual cash compensation of $30,000 for such chairperson's service on the board of directors.

  •
  The chairperson of the audit committee receives additional annual cash compensation in the amount of $20,000 for such chairperson's service on the audit committee. Each non-chairperson member of the audit committee receives additional annual cash compensation in the amount of $10,000 for such member's service on the audit committee.

  •
  The chairperson of the compensation committee receives additional annual cash compensation in the amount of $12,000 for such chairperson's service on the compensation committee. Each non-chairperson member of the compensation committee receives additional annual cash compensation in the amount of $6,000 for such member's service on the compensation committee.

  •
  The chairperson of the nominating and corporate governance committee receives additional annual cash compensation in the amount of $8,000 for such chairperson's service on the nominating and corporate governance committee. Each non-chairperson member of the nominating and corporate governance committee receives additional annual cash compensation in the amount of $4,000 for such member's service on the nominating and corporate governance committee.

        In addition, under the Director Compensation Program, each non-employee director who is elected or appointed to our board of directors will automatically be granted an option to purchase 30,000 shares of our common stock upon the director's initial appointment or election to our board of directors, referred to as the Initial Grant. In addition, each non-employee director who is serving on our board of directors immediately following an annual stockholder's meeting will automatically be granted an annual option to purchase 15,000 shares of our common stock on the date of such annual stockholder's meeting, referred to as the Annual Grant. The Initial Grant will vest as to 1/3rd of the shares subject to the Initial Grant on each anniversary of the applicable grant date, subject to continued service through the applicable vesting date. The Annual Grant will vest as to all of the shares subject to the Annual Grant on the earlier of the first anniversary of the applicable grant date or the next annual stockholders' meeting, subject to continued service through the vesting date. All equity awards, including any Initial Grants and Annual Grants, held by our non-employee directors will vest in full immediately prior to the occurrence of a change in control.

        In connection with our IPO, in March 2016, our board of directors approved the grant of an option to purchase 30,000 shares of our common stock to automatically be made to each of Mr. Gould, Mr. Krognes and Dr. Thompson. Each such option has an exercise price per share equal to the IPO price of $15.00 per share and vests and becomes exercisable in equal installments on each of the first three anniversaries of the IPO, subject to continued service through the applicable vesting date. Mr. Morrison was previously granted an option to purchase 30,000 shares of our common stock on December 31, 2015.

 EXECUTIVE OFFICERS

        The following sets forth information about our executive officers as of March 31, 2017.

Name	Position	Age
Richard A. Miller, M.D.	President, Chief Executive Officer and Chairman of the Board	66
Jason V. Coloma, Ph.D.	Senior Vice President and Chief Business Officer	41
William B. Jones, Ph.D.	Vice President, Pharmaceutical Development	52
Leiv Lea	Chief Financial Officer	63
Erik J. Verner, Ph.D.	Vice President, Chemistry Research	52

        The following is biographical information as of March 31, 2017 for our executive officers other than Richard A. Miller, M.D., whose biographical information is included in Proposal 1 above.

        Jason V. Coloma, Ph.D., Senior Vice President and Chief Business Officer.    Dr. Coloma has served as our Senior Vice President and Chief Business Officer since June 2016. Dr. Coloma held several positions, including most recently, Vice President and Global Head of Oncology Business Development, at the Roche Group and Genentech Inc., a biopharmaceutical development company and member of the Roche Group from 2008 until 2016. He also was a strategy consultant at L.E.K. Consulting from 2007-2008 and held research positions at the University of California, San Francisco from 2002-2005. Dr. Coloma received a B.S. in Biology from the University of San Francisco, a Ph.D. and M.P.H. in Infectious Diseases and Immunity from the University of California, Berkeley and an M.B.A. from the Tuck School of Business at Dartmouth.

        William B. Jones, Ph.D., Vice President, Pharmaceutical Development.    Dr. Jones has served as our Vice President, Pharmaceutical Development since December 2014. Dr. Jones was Director of Global Regulatory Affairs in the oncology business unit of Sanofi US, LLC, a pharmaceutical company, from December 2012 to December 2014. From 2008 to March 2012, Dr. Jones was Director of Project Management & Regulatory at Pharmacyclics, Inc., a biopharmaceutical company. Dr. Jones served as Associate Director of Development for Plexxikon, Inc., a pharmaceutical company, from 2005 to 2007. From 2002 to 2005, he was Senior Project Manager at Vertex Pharmaceuticals, Inc., a biotechnology company. Dr. Jones received a B.S. and a Ph.D. in Chemistry from the University of Cincinnati and an M.B.A. from Babson College. He completed a post-doctoral fellowship at the University of Oxford.

        Leiv Lea, Chief Financial Officer.    Mr. Lea has served as our Chief Financial Officer since November 2014. Mr. Lea was a financial consultant from 2009 to November 2014. From 1998 to 2008, Mr. Lea served as Chief Financial Officer of Pharmacyclics, Inc., a biopharmaceutical company. From 1996 to 1997, he was a financial consultant. From 1986 to 1996, Mr. Lea served as Chief Financial Officer of Margaux, Inc., a refrigeration equipment manufacturer. He received a B.S. in Agricultural Economics from the University of California, Davis and an M.B.A. from the Anderson School at the University of California, Los Angeles.

        Erik J. Verner, Ph.D., Vice President, Chemistry Research.    Dr. Verner has served as our Vice President, Chemistry Research since January 2015. From March 2011 to December 2014, Dr. Verner was Director of Chemistry for Principia Biopharma Inc., a biopharmaceutical company. Dr. Verner served as Director of Chemistry of Pharmacyclics, Inc., a biopharmaceutical company, from 2008 to February 2011, where he served as a principal scientist from 2006 to 2008. From 1996 to 2006, Dr. Verner was a principal scientist at Axys Pharmaceuticals, Inc. (formerly Arris Pharmaceuticals, Incorporated), a biotechnology company, and Celera Corporation, a subsidiary of Axys Pharmaceuticals, Inc. He was a senior scientist at Immunopharmaceutics, Inc., a biotechnology company, from 1993 to 1996. Dr. Verner received a B.S. in Chemistry from the University of Idaho and a Ph.D. in Organic Chemistry from the University of Pittsburgh.

EXECUTIVE COMPENSATION

        This section discusses the material components of our executive compensation program and compensation for our named executive officers ("NEOs") for the year ended December 31, 2016. As an "emerging growth company" as defined in the Jumpstart Our Business Startups Act of 2012, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies. In addition, as an emerging growth company, we are not required to hold an advisory vote to approve the compensation of our named executive officers, or "say-on-pay" vote.

        Our NEOs for the year ended December 31, 2016 are:

  •
  Richard A. Miller, M.D., President and Chief Executive Officer;

  •
  Jason Coloma, Ph.D., Senior Vice President and Chief Business Officer; and

  •
  Leiv Lea, Chief Financial Officer.

        Dr. Coloma joined the Company as our Senior Vice President and Chief Business Officer on June 8, 2016.

Summary Compensation Table

        The following table sets forth information for each of the last two completed fiscal years regarding compensation awarded to our NEOs.

Name and principal position	Fiscal year	Base salary ($)	Bonus($)	Stock awards ($)	Option awards ($)(1)	Non-equity Incentive plan compensation ($)	All other compensation ($)	Total ($)
Richard A. Miller, M.D.	2016	291,770	—	—	7,246,296	—	—	7,538,066
President and Chief Executive	2015	252,769	—	—	500,097	—	—	752,866
Officer
Jason Coloma, Ph.D.(2)(3)	2016	214,031	—	—	1,890,305	—	198,750	2,303,086
Senior Vice President and Chief	2015	—	—	—	—	—	—	—
Business Officer
Leiv Lea	2016	264,904	—	—	938,545	—	—	1,203,449
Chief Financial Officer	2015	225,865	—	—	62,512	—	—	288,377

(1)
The amounts reported in this column reflect the grant date fair values of stock options granted to the named executive officers calculated in accordance with Financial Accounting Standards Board (FASB) ASC Topic 718, Compensation—Stock Compensation. For a discussion of the assumptions used to calculate the value of our stock options, see Note 15, Stock-Based Compensation, to our financial statements included in our annual report on Form 10-K for the year ended December 31, 2016.

(2)
Dr. Coloma's other compensation includes a sign-on bonus of $168,750 and a housing allowance of $30,000.

(3)
Dr. Coloma's employment with the Company commenced in June 2016.

Outstanding Equity Awards at December 31, 2016

        The following table presents information regarding the outstanding stock options and stock awards held by each of the named executive officers as of December 31, 2016.

			Option Awards				Stock Awards
			Number of Securities Underlying Unexercised Options (#)
					Option Exercise Price ($)		Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)(1)
	Vesting Commencement Date					Option Expiration Date
Name			Exercisable	Unexercisable
Richard A. Miller, M.D.	11/26/2014	(2)	—	—	—	—	290,462	4,153,607
	9/16/2015	(3)	—	—	—	—	110,000	1,573,000
	3/22/2016	(4)(5)	500,000		15.00	3/21/2026	—	—
	12/7/2016	(4)	—	160,000	16.37	12/6/2026	—	—
Jason Coloma, Ph.D.	6/8/2016	(6)	—	200,000	13.34	6/7/2026	—	—
Leiv Lea	11/26/2014	(2)	—	—	—	—	58,091	830,701
	9/16/2015	(3)	—	—	—	—	13,750	196,625
	3/22/2016	(4)	11,250	48,750	15.00	3/21/2026	—	—
	12/7/2016	(4)	—	25,000	16.37	12/6/2026	—	—

(1)
The market value of the restricted stock is calculated by multiplying the closing stock price of our common stock as of December 30, 2016 ($14.30) by the number of shares subject to the award.

(2)
Represents restricted stock acquired by the named executive officer (directly or through a trust) for fair market value on the date of purchase, as determined by our board of directors, which were later subjected to vesting conditions. The shares of restricted stock held by the named executive officers (directly or through a trust) vest in substantially equal monthly installments through November 26, 2017, subject to the named executive officer's continued service to us through the vesting date.

(3)
Represents shares of our common stock acquired upon the early exercise of stock options by the applicable holder that are subject to a right of repurchase in favor of the Company in the event the named executive officer terminates employment with us prior to vesting. The shares vest in 48 substantially equal monthly installments from the vesting commencement date subject to the named executive officer's continued service to us through the vesting date.

(4)
This option vests monthly over 48 months from the vesting commencement date, subject to the named executive officer's continued service to us through the vesting date.

(5)
This option is immediately exercisable, provided that any shares acquired prior to vesting are subject to a right of repurchase in favor of the Company in the event the named executive officer terminates employment with us prior to vesting.

(6)
This option vests as to 25% of the total number of shares subject to the option on the first anniversary of the vesting commencement date and the remaining 75% of the total number of shares subject to the option will vest in 36 substantially equal installments on the last day of each of the 36 months following the first anniversary of the vesting commencement date, subject to the named executive officer's continuous employment through each vesting date.

Base Salaries and Annual Bonuses

        In March 2016, Dr. Miller's base salary was increased from $250,000 to $300,000. In March 2016, Mr. Lea's annual base salary was increased from $225,000 to $275,000. Pursuant to his employment agreement entered into in connection with his commencement of employment with us in June 2016, Dr. Coloma's annual base salary was set at $376,000. Our named executive officers are eligible to receive annual performance-based bonuses in the discretion of the board of directors, but did not receive any bonuses for 2016.

Equity Awards

        In connection with our IPO in March 2016, we granted to Dr. Miller and Mr. Lea options to purchase 500,000 and 60,000 shares of our common stock, respectively, which vest as to 1/48th of the shares underlying the option on each monthly anniversary of March 22, 2016, subject to the executive's continued service to the Company. In addition, in December 2016, we granted to Dr. Miller and Mr. Lea options to purchase 160,000 and 25,000 shares of our common stock, respectively, which vest as to 1/48th of the shares underlying the option on each monthly anniversary of December 7, 2016, subject to the executive's continued service to the Company.

        In connection with Dr. Coloma's commencement of employment in June 2016, we granted to Dr. Coloma an option to purchase 200,000 shares of our common stock, which vests as to 25% of the shares underlying the option on the first anniversary of his hire date and as to 1/48th of the shares underlying the option on each monthly anniversary thereafter, subject to his continued service to the Company.

Employment, Severance and Change in Control Arrangements

        We have entered into written employment agreements and change in control and severance agreements with Dr. Miller, Dr. Coloma and Mr. Lea. Pursuant to their respective agreements, each named executive officer is entitled to severance payments upon the occurrence of certain terminations of employment.

Dr. Miller and Mr. Lea.

        We entered into employment agreements with Dr. Miller and Mr. Lea in November 2014, which were amended and restated in December 2015, setting forth the terms of their employment as our President and Chief Executive Officer and our Chief Financial Officer, respectively. These employment agreements provided for initial base salaries, eligibility for annual discretionary bonuses and the grants of discretionary equity awards, and standard benefit plan participation. The employment agreements also provide for severance payments upon the occurrence of certain terminations of employment, as described below.

Jason V. Coloma, Ph.D.

        We entered into an employment agreement and a change in control and severance agreement with Dr. Coloma in June 2016 in connection with his appointment as our Senior Vice President and Chief Business Officer. Pursuant to his employment agreement, we agreed to pay Dr. Coloma an initial annual base salary of $376,000 which could be increased (or decreased) from time to time based on the review of our Compensation Committee. Dr. Coloma is also eligible to receive discretionary annual bonuses and grants of equity awards. In addition, we also agreed to pay Dr. Coloma a $225,000 sign on bonus to be paid as follows: $112,500 on the first payroll date following his employment date, $56,250 on the first payroll date on or following the six month anniversary of his employment date and $56,250 on the first payroll date on or following the first anniversary of his employment date. In the event Dr. Coloma terminates his employment prior to the first anniversary of his hire date, he must repay the amounts of the sign on bonus paid to him prior to such termination date. We also agreed to reimburse Dr. Coloma up to $30,000 for temporary housing expenses. Dr. Coloma's change in control agreement provides for severance upon the occurrence of certain terminations of employment, as described below.

Change in Control and Severance Benefits.

        Pursuant to Dr. Miller's and Mr. Lea's employment agreements, as amended and restated, and Dr. Coloma's change in control and severance agreement, in the event that the executive's employment is terminated by us other than for Cause, or by the executive for Good Reason (each as defined below)

at any time other than during the twelve month period immediately following a change in control of the Company, the executive is entitled to receive (i) severance payments in an amount equal to nine, or, in the case of Dr. Miller, twelve, months of his then-existing base salary; and (ii) continued healthcare coverage for the earlier of nine, or, in the case of Dr. Miller, twelve, months, or the date the executive and his dependents, if any, become eligible for healthcare coverage under another employer's plan(s). In addition, each outstanding equity award that vest subject to the executive's continued employment will automatically become vested, and, if applicable, all restrictions thereon will lapse, in each case, with respect to (i) in the case of Mr. Lea and Dr. Coloma, the number of shares that would have vested in the nine month period following such termination had the executive remained employed or (ii) in the case of Dr. Miller, (a) 100% of the shares subject thereto if the termination occurs prior to the second anniversary of the effective date of the amended and restated agreement or (b) the number of shares that would have vested in the twelve month period following such termination had Dr. Miller remained employed if the termination occurs after the second anniversary of the effective date of the amended and restated agreement.

        Furthermore, pursuant to Dr. Miller's and Mr. Lea's employment agreements, as amended and restated, and Dr. Coloma's change in control and severance agreement, in the event that the executive's employment is terminated by us other than for "cause", or by the executive for "good reason" (each as defined below) during the twelve month period immediately following a change in control of the Company, the executive is entitled to receive (i) severance payments in an amount equal to the sum of twelve, or in the case of Dr. Miller, eighteen, months of his then-existing base salary plus 100%, or, in the case of Dr. Miller, 150%, of his target bonus opportunity; and continued healthcare coverage until the earlier of twelve, or in the case of Dr. Miller, eighteen, months following termination, or the date the executive and his dependents, if any, become eligible for healthcare coverage under another employer's plan(s). In addition, each outstanding equity award that vests subject to executive's continued employment will automatically become vested, and, if applicable, all restrictions thereon will lapse, in each case, with respect to 100% of the shares subject thereto.

        Any such severance payments and accelerated vesting are subject to the executive's timely execution and non-revocation of a general release of claims against us and our affiliates.

        With respect to each of Dr. Miller and Mr. Lea's employment agreements and Dr. Coloma's change in control and severance agreement:

  •
  "Cause" means, subject to certain notice requirements and cure rights, the occurrence of any of the following events, as determined by our board of directors or a committee designated by our board, in its sole discretion: the executive's (i) commission of any felony or any crime involving fraud, dishonesty, or moral turpitude under the laws of the United States or any state thereof; attempted commission of, or participation in, a fraud or act of dishonesty against us; intentional, material violation of any contract or agreement with us or of any statutory duty owed to us; (iv) unauthorized use or disclosure of our confidential information or trade secrets; gross misconduct; or, with respect to Dr. Miller's employment agreement, (vi) willful failure to perform his duties and responsibilities to us.

  •
  "Good Reason" means, subject to certain notice requirements and cure rights, the executive's resignation from all positions he then holds with us if (i) there is a material diminution in his duties and responsibilities with us; provided, however, that a change in title or reporting relationship will not constitute good reason; (ii) there is a material reduction of his base salary; provided, however, that a material reduction in base salary pursuant to a salary reduction program affecting all or substantially all of our employees and that does not adversely affect the executive to a greater extent than other similarly situated employees shall not constitute good reason; or (iii) the executive is required to relocate his primary work location to a facility or location that would increase his one-way commute distance by more than twenty-five (25) miles from his primary work location as of immediately prior to such change.

        Pursuant to their respective agreements, our named executive officers are bound by certain restrictive covenants, including covenants relating to confidentiality and/or assignment of intellectual property rights. In addition, each named executive officer is bound by covenants not to solicit our officers or employees during employment and for a specified period following termination of employment. Each named executive officer is also bound by a covenant not to disparage us or our employees, clients, directors or agents or divert or attempt to divert any of our actual or potential business.

Defined Contribution Plan

        We maintain a 401(k) retirement savings plan for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Under the 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Internal Revenue Code, on a pre-tax or after-tax (Roth) basis through contributions to the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Perquisites

        We provide only limited perquisites and other personal benefits to our named executive officers, including the payment of life insurance premiums and relocation assistance. We do not view these benefits as a significant component of our executive compensation program.

        The Compensation Committee monitors our compensation programs on an annual basis and expects to make modifications as necessary to address any changes in our business or risk profile

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2016.

Plan category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))	Total of shares reflected in columns (a) and (c)
	(a)	(b)	(c)	(d)
Equity compensation plans approved by stockholders(1)(2)(3)	2,350,582	$11.88	2,675,600	5,026,182
Equity compensation plans not approved by stockholders	—	—	—	—

Total	2,350,582	$11.88	2,675,600	5,026,182

(1)
Includes the 2014 Equity Incentive Award Plan, as amended, 2016 Equity Incentive Award Plan and the 2016 Employee Stock Purchase Plan.

(2)
The 2016 Equity Incentive Award Plan contains an "evergreen" provision, pursuant to which the number of shares of common stock reserved for issuance or transfer pursuant to awards under the 2016 Equity Incentive Award Plan shall be increased on the first day of each year beginning in 2017 and ending in 2026, equal to the lesser of (A) four percent (4.0%) of the shares of common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our board of directors; provided, however, that no more than 15,000,000 shares of stock (subject to stock splits, dividends, recapitalizations and the like) may be issued upon the exercise of incentive stock options.

(3)
The 2016 Employee Stock Purchase Plan contains an "evergreen" provision, pursuant to which the maximum number of shares of our common stock authorized for sale under the 2016 Employee Stock Purchase Plan shall be increased on the first day of each year beginning in 2017 and ending in 2026, equal to the lesser of (A) one percent (1.0%) of the shares of common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such number of shares of common stock as determined by our Board; provided, however, no more than 3,000,000 shares of our common stock may be issued thereunder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of our common stock as of March 31, 2017, by: (i) each of our directors; (ii) each of our named executive officers as set forth in the summary compensation table above; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent (5%) of our common stock.

        Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. This table is based upon information supplied by officers, directors and principal stockholders and Forms 3, Forms 4, Forms 5 and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in the table has sole voting and dispositive power with respect to the shares indicated as beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2017 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

        Applicable percentages are based on 20,934,514 shares outstanding on March 31, 2017, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Corvus Pharmaceuticals, Inc., 863 Mitten Road, Suite 102, Burlingame, CA 94010.

	Shares of Common Stock Beneficial Ownership
Name of Beneficial Owner	Common Stock	Securities Exercisable Within 60 Days	Number of Shares Beneficially Owned	Percent of Total
5% and Greater Stockholders
OrbiMed Private Investments V, L.P.(1)	5,379,349	—	5,379,349	25.7%
Novo A/S(2)	3,224,046	—	3,224,046	15.4%
Entities affiliated with Adams Street Partners(3)	2,687,381	—	2,687,381	12.8%
FMR LLC(4)	2,302,497	—	2,302,497	11.0%
Executive Officers and Directors
Richard A. Miller, M.D.(5)	977,293	496,669	1,473,962	6.9%
Ian T. Clark	—	—	—	—
Elisha P. (Terry) Gould III(6)	2,687,381	10,000	2,697,381	12.9%
Steve E. Krognes(7)	—	10,000	10,000	*
Peter Moldt, Ph.D.(8)	—	—	—	—
Scott W. Morrison(9)	—	10,000	10,000	*
Peter Thompson, M.D.(10)	5,379,349	10,000	5,389,349	25.7%
Jason Coloma, Ph.D.	—	—	—	—
Leiv Lea(11)	149,206	20,521	169,727	*
All executive officers and directors as a group (11 persons)(12)	9,370,775	620,733	9,991,508	46.4%

*
Denotes ownership percentage less than one percent.

(1)
As reported on Form 4 filed with the SEC on June 27, 2016 by Peter A. Thompson, M.D., Samuel D. Isaly, Orbimed Advisors LLC and Orbimed Capital GP V LLC. OrbiMed Capital GP V LLC (OrbiMed GP) is the sole general partner of OrbiMed Private Investments V, LP (OrbiMed V), and OrbiMed Advisors LLC (OrbiMed Advisors), a registered adviser under the Investment Advisers Act of 1940, as amended, is the sole managing member of OrbiMed GP.

  Samuel D. Isaly, a natural person, is the managing member of, and holder of a controlling interest in, OrbiMed Advisors. By virtue of such relationships, OrbiMed GP, OrbiMed Advisors and Mr. Isaly may be deemed to have voting and investment power with respect to the shares held by OrbiMed V noted above and as a result may be deemed to have beneficial ownership over such shares. Peter Thompson, M.D., is an employee of OrbiMed Advisors and was its designee to our board of directors to an amended and restated voting agreement that terminated upon our IPO. Each of OrbiMed GP, OrbiMed Advisors, Mr. Isaly and Dr. Thompson disclaims beneficial ownership of the shares held by OrbiMed V, except to the extent of its or his pecuniary interest therein, if any. The address of OrbiMed Advisors is 601 Lexington Avenue (at 53rd Street), 54th Floor, New York, NY 10022-4629.

(2)
As reported on Form 4 filed with the SEC on May 16, 2016 by Novo A/S. Shares held by Novo A/S, a Danish limited liability company. The board of directors of Novo A/S, which is currently comprised of Sten Scheibye, Goran Ando, Jeppe Christiansen, Steen Riisgaard and Per Wold-Olsen, has shared voting and investment power with respect to these shares and may exercise such control only with the support of a majority of the board. As such, no individual member of the board is deemed to hold any beneficiary ownership in these shares. Dr. Peter Moldt, a member of our board of directors, is employed as a Partner of Novo Ventures (US) Inc., which provides certain consultancy services to Novo A/S, and is not deemed to beneficially own or have a pecuniary interest in the shares held by Novo A/S. The address of Novo A/S is Tuborg Havnevej 19, 2900 Hellerup, Denmark.

(3)
As reported on Schedule 13G filed with the SEC on February 13, 2017 by Adams Street Partners, LLC. Consists of (a) 694,854 shares of common stock held by Adams Street 2011 Direct Fund LP; (b) 715,361 shares of common stock held by Adams Street 2012 Direct Fund LP; (c) 541,133 shares of common stock held by Adams Street 2013 Direct Fund LP and (d) 736,033 shares of common stock held by Adams Street 2014 Direct Fund LP. The address of Adams Street Partners, LLC is One North Wacker Drive, Suite 2200, Chicago, IL 60606-2823.

(4)
As reported on Schedule 13G/A (Amendment No. 1) filed with the SEC on February 14, 2017 by FMR LLC ("FMR") and Abigail P. Johnson. Consists of an aggregate of 2,302,497 shares beneficially owned by FMR. Abigail P. Johnson is a Director, the Vice Chairman, the Chief Executive Officer and the President of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company ("FMR Co"), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. FMR has its principal business office at 245 Summer Street, Boston MA 02210.

(5)
Consists of (a) 977,293 shares of common stock held by Richard A. Miller and Sandra J. Horning, Trustees of the Miller-Horning Family Trust u/a/d January 25, 1985 (Miller-Horning Trust), of which 320,647 shares were subject to repurchase within 60 days of March 31, 2017, and (b) 496,669 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of March 31, 2017. The exercisable options include 480,002 options with an early exercise provision,

  354,166 of which are unvested at May 30, 2017. Dr. Miller has shared voting, investment and dispositive power over the shares held by the Miller-Horning Trust.

(6)
Consists of (a) 694,854 shares of common stock held by Adams Street 2011 Direct Fund LP; (b) 715,361 shares of common stock held by Adams Street 2012 Direct Fund LP; (c) 541,133 shares of common stock held by Adams Street 2013 Direct Fund LP, (d) 736,033 shares of common stock held by Adams Street 2014 Direct Fund LP and (e) 10,000 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of March 31, 2017. Mr. Gould disclaims beneficial ownership of the shares listed in footnote (3), except to the extent of his pecuniary interest therein.

(7)
Consists of 10,000 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of March 31, 2017.

(8)
Dr. Moldt is employed as a partner of Novo Ventures (US) Inc., which provides certain consultancy services to Novo A/S, and is not deemed to beneficially own or have a pecuniary interest in the shares held by Novo A/S.

(9)
Consists of 10,000 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of March 31, 2017.

(10)
Consists of 5,379,349 shares of common stock held by OrbiMed Private Investments V, L.P. ("OrbiMed"). Dr. Thompson disclaims beneficial ownership of the shares held by OrbiMed except to the extent of his pecuniary interest therein. Also consists of 10,000 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of March 31, 2017.

(11)
Consists of 149,206 shares of common stock held by Mr. Lea and Deborah Karlson, Trustees of the Karlson Lea Family Trust UTA dated February 11, 1998 (Karlson Lea Trust), of which 57,129 shares were subject to repurchase within 60 days of March 31, 2017 and 20,521 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of March 31, 2017. Mr. Lea has shared voting, investment and dispositive power over the shares held by the Karlson Lea Trust.

(12)
Includes 9,370,775 shares of common stock, of which 373,045 shares were subject to repurchase within 60 days of March 31, 2017 and 620,733 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of March 31, 2017.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, based solely on our review of Forms 3, 4 and 5, and any amendments thereto, furnished to us or written representations that no Form 5 was required, we believe that during the fiscal year ended December 31, 2016, all filing requirements applicable to our executive officers and directors under the Exchange Act were met in a timely manner.

 ADDITIONAL INFORMATION

Householding of Proxy Materials

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        Brokers with account holders who are Corvus stockholders may be "householding" our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in "householding."

        If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker or (2) direct your written request to: Secretary, Corvus Pharmaceuticals, Inc., 863 Mitten Road, Suite 102, Burlingame, CA 94010. Stockholders who currently receive multiple copies of this proxy statement at their address and would like to request "householding" of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Form 10-K, Proxy Statement, Proxy Card or Notice of Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Other Matters

        The board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

        Our website address is www.corvuspharma.com. The information in, or that can be accessed through, our website is not deemed to be incorporated by reference into this proxy statement. Our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and amendments to those reports are available, free of charge, on or through our website as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The public may read and copy any materials we file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements and other information regarding our filings at www.sec.gov.

        We have filed our Annual Report on Form 10-K for the year ended December 31, 2016 with the SEC. It is available free of charge at the SEC's web site at www.sec.gov. Upon written request by a Corvus stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary, Corvus Pharmaceuticals, Inc., 863 Mitten Road, Suite 102, Burlingame, CA 94010.

By Order of the Board of Directors

/s/ RICHARD A. MILLER Richard A. Miller, M.D. President and Chief Executive Officer

April 24, 2017

Appendix A

CORVUS PHARMACEUTICALS, INC.
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

        Corvus Pharmaceuticals, Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law, hereby certifies as follows:

        The name of the Corporation is Corvus Pharmaceuticals, Inc. The original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on January 27, 2014 under the name Corvus Pharmaceuticals, Inc. The First Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 26, 2014. The Second Amended and Restated Certificate of Incorporation was filed on September 14, 2015.

        The Amended and Restated Certificate of Incorporation in the form of Exhibit A attached hereto has been duly adopted in accordance with the provisions of Sections 242, 245 and 228 of the Delaware General Corporation Law.

        The text of the Amended and Restated Certificate of Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as set forth in Exhibit A attached hereto.

        This Amended and Restated Certificate of Incorporation shall be effective as of 8:00 a.m. Eastern Time on March 29, 2016.

        IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been signed this 28th day of March, 2016.

CORVUS PHARMACEUTICALS, INC.
By:	/s/ RICHARD A. MILLER Richard A. Miller, M.D. Chief Executive Officer

EXHIBIT A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CORVUS PHARMACEUTICALS, INC.

ARTICLE I
NAME

        The name of the corporation is Corvus Pharmaceuticals, Inc. (the "Corporation").

ARTICLE II
REGISTERED OFFICE AND AGENT

        The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III
PURPOSE AND DURATION

        The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law. The Corporation is to have a perpetual existence.

ARTICLE IV
CAPITAL STOCK

        Section 1.  This Corporation is authorized to issue two classes of capital stock which shall be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that the Corporation is authorized to issue is Three Hundred Million (300,000,000), of which Two Hundred Ninety Million (290,000,000) shares shall be Common Stock and Ten Million (10,000,000) shares shall be Preferred Stock. The Common Stock shall have a par value of $0.0001 per share and the Preferred Stock shall have a par value of $0.0001 per share. Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation with the power to vote thereon irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law or any successor provision thereof, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.

        Section 2.  Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is hereby authorized to provide from time to time by resolution or resolutions for the creation and issuance, out of the authorized and unissued shares of Preferred Stock, of one or more series of Preferred Stock by filing a certificate (a "Certificate of Designation") pursuant to the Delaware General Corporation Law, setting forth such resolution and, with respect to each such series, establishing the designation of such series and the number of shares to be included in such series and fixing the voting powers (full or limited, or no voting power), preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of the shares of each such series. Without limiting the generality of the foregoing, the resolution or resolutions providing for the establishment of any series of Preferred Stock may, to the extent permitted by law, provide that such series shall be superior to, rank equally with or be junior to the Preferred Stock of any other series. The powers, preferences

1

and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may be different from those of any and all other series at any time outstanding. Except as otherwise expressly provided in the resolution or resolutions providing for the establishment of any series of Preferred Stock, no vote of the holders of shares of Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock so authorized in accordance with this Amended and Restated Certificate of Incorporation. Unless otherwise provided in the Certificate of Designation establishing a series of Preferred Stock, the Board of Directors may, by resolution or resolutions, increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of such series and, if the number of shares of such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE V
BOARD OF DIRECTORS

        For the management of the business and for the conduct of the affairs of the Corporation it is further provided that:

        Section 1.

          (a)   The management of the business and the conduct of the affairs of the Corporation shall be vested in the Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted from time to time by the Board of Directors. Except as otherwise expressly delegated by resolution of the Board of Directors, the Board of Directors shall have the exclusive power and authority to appoint and remove officers of the Corporation.

          (b)   Other than any directors elected by the separate vote of the holders of one or more series of Preferred Stock, the Board of Directors shall be and is divided into three classes, designated as Class I, Class II and Class III, as nearly equal in number as possible. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the effectiveness of this Amended and Restated Certificate of Incorporation (the "Qualifying Record Date"), the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the Qualifying Record Date, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the Qualifying Record Date, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. Subject to the special rights of the holders of one or more series of Preferred Stock to elect directors, at each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

          Notwithstanding the foregoing provisions of this Article V Section 1(b), each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation, disqualification, retirement or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

          (c)   Subject to the special rights of the holders of one or more series of Preferred Stock to elect directors, the Board of Directors or any individual director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of sixty-six and two-thirds percent (66-2/3%) of the voting power of all the then outstanding shares of voting stock of the Corporation with the power to vote at an election of directors (the "Voting Stock").

2

          (d)   Subject to the special rights of the holders of one or more series of Preferred Stock to elect directors, any vacancies on the Board of Directors resulting from death, resignation, disqualification, retirement, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, and except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders. Any director appointed in accordance with the preceding sentence shall hold office for a term that shall coincide with the remaining term of the class to which the director shall have been appointed and until such director's successor shall have been elected and qualified or until his or her earlier death, resignation, disqualification, retirement or removal.

        Section 2.

          (a)   In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal Bylaws of the Corporation. In addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Amended and Restated Certificate of Incorporation (including any Certificate of Designation in respect of one or more series of Preferred Stock), the adoption, amendment or repeal of the Bylaws of the Corporation by the stockholders of the Corporation shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all the then-outstanding shares of the Voting Stock, voting together as a single class.

          (b)   The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

ARTICLE VI
STOCKHOLDERS

        Section 1.  Subject to the special rights of the holders of one or more series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation, and the taking of any action by written consent of the stockholders in lieu of a meeting of the stockholders is specifically denied.

        Section 2.  Subject to the special rights of the holders of one or more series of Preferred Stock, special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, at any time by the Board of Directors, but such special meetings may not be called by stockholders or any other person or persons.

        Section 3.  Advance notice of stockholder nominations for the election of directors and of other business proposed to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE VII
LIABILITY AND INDEMNIFICATION

        Section 1.  To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article VII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest

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extent permitted by the Delaware General Corporation Law as so amended, automatically and without further action, upon the date of such amendment.

        Section 2.  The Corporation, to the fullest extent permitted by law, shall indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, or his or her testator or intestate, is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation.

        Section 3.  The Corporation, to the fullest extent permitted by law, may indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, or his or her testator or intestate, is or was an employee or agent of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as an employee or agent at the request of the Corporation or any predecessor to the Corporation.

        Section 4.  Neither any amendment nor repeal of this Article VII, nor the adoption by amendment of this certificate of incorporation of any provision inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VII, would accrue or arise) prior to such amendment or repeal or adoption of an inconsistent provision.

ARTICLE VIII
EXCLUSIVE FORUM

        Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery (the "Chancery Court") of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or to the Corporation's stockholders, (c) any action arising pursuant to any provision of the Delaware General Corporate Law or the Bylaws or this mended and Restated Certificate of Incorporation (as either may be amended from time to time) or (d) any action asserting a claim against the Corporation governed by the internal affairs doctrine. If any action the subject matter of which is within the scope of the preceding sentence is filed in a court other than a court located within the State of Delaware (a "Foreign Action") in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the preceding sentence and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder's counsel in the Foreign Action as agent for such stockholder.

ARTICLE IX
AMENDMENTS

        Notwithstanding any other provisions of this Amended and Restated Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law or by this Amended and Restated Certificate of Incorporation (including any Certificate of Designation in respect of one or more series of Preferred Stock), the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, VII and VIII and this Article IX.

* * * *

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Appendix B

CORVUS PHARMACEUTICALS, INC.
AMENDED AND RESTATED BYLAWS

(a Delaware corporation)

i

ii

AMENDED AND RESTATED
BYLAWS OF
CORVUS PHARMACEUTICALS, INC.

 ARTICLE I—CORPORATE OFFICES

        1.1  REGISTERED OFFICE.

        The registered office of Corvus Pharmaceuticals, Inc. (the "Corporation") shall be fixed in the Corporation's certificate of incorporation, as the same may be amended from time to time (the "certificate of incorporation").

        1.2  OTHER OFFICES.

        The Corporation's board of directors (the "Board") may at any time establish other offices at any place or places where the Corporation is qualified to do business.

ARTICLE II—MEETINGS OF STOCKHOLDERS

        2.1  PLACE OF MEETINGS.

        Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the "DGCL"). In the absence of any such designation or determination, stockholders' meetings shall be held at the Corporation's principal executive office.

        2.2  ANNUAL MEETING.

        The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 may be transacted.

        2.3  SPECIAL MEETING.

        Except as otherwise provided by the certificate of incorporation, a special meeting of the stockholders may be called at any time by the Board, but such special meetings may not be called by the stockholders or any other person or persons.

        No business may be transacted at such special meeting other than the business specified in such notice to stockholders. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board may be held.

        2.4  ADVANCE NOTICE PROCEDURES FOR BUSINESS BROUGHT BEFORE A MEETING.

          (i)  At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in a notice of meeting given by or at the direction of the Board, (b) if not specified in a notice of meeting, otherwise brought before the meeting by or at the direction of the Board or the chairperson of the Board, or (c) otherwise properly brought before the meeting by a stockholder present in person who (A)(1) was a beneficial owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (2) is entitled to vote at the meeting and (3) has complied with this Section 2.4 in all applicable respects, or (B) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of

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1934, as amended, and the rules and regulations promulgated thereunder (as so amended and inclusive of such rules and regulations, the "Exchange Act"). The foregoing clause (c) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. The only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.3 of these bylaws, and stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders. For purposes of this Section 2.4, "present in person" shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or, if the proposing stockholder is not an individual, a qualified representative of such proposing stockholder, appear at such annual meeting. A "qualified representative" of such proposing stockholder shall be, if such proposing stockholder is (x) a general or limited partnership, any general partner or person who functions as a general partner of the general or limited partnership or who controls the general or limited partnership, (y) a corporation or a limited liability company, any officer or person who functions as an officer of the corporation or limited liability company or any officer, director, general partner or person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (z) a trust, any trustee of such trust. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5 of these bylaws, and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5 of these bylaws.

         (ii)  For business to be properly brought before an annual meeting by a stockholder, the stockholder must (a) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Corporation and (b) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made (such notice within such time periods, "Timely Notice"). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

        (iii)  To be in proper form for purposes of this Section 2.4, a stockholder's notice to the Secretary shall set forth:

          (a)   As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation's books and records); and (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as "Stockholder Information");

          (b)   As to each Proposing Person, (A) the full notional amount of any securities that, directly or indirectly, underlie any "derivative security" (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a "call equivalent position" (as such term is defined in Rule 16a-1(b) under the Exchange Act) ("Synthetic Equity Position") and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or

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  series of shares of the Corporation; provided that, for the purposes of the definition of "Synthetic Equity Position," the term "derivative security" shall also include any security or instrument that would not otherwise constitute a "derivative security" as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person's business as a derivatives dealer, (B) any rights to dividends on the shares of any class or series of shares of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (C)(x) if such Proposing Person is (i) a general or limited partnership, syndicate or other group, the identity of each general partner and each person who functions as a general partner of the general or limited partnership, each member of the syndicate or group and each person controlling the general partner or member, (ii) a corporation or a limited liability company, the identity of each officer and each person who functions as an officer of the corporation or limited liability company, each person controlling the corporation or limited liability company and each officer, director, general partner and person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (iii) a trust, any trustee of such trust (each such person or persons set forth in the preceding clauses (i), (ii) and (iii), a "Responsible Person"), any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Proposing Person and any material interests or relationships of such Responsible Person that are not shared generally by other record or beneficial holders of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, and (y) if such Proposing Person is a natural person, any material interests or relationships of such natural person that are not shared generally by other record or beneficial holders of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, (D) any material shares or any Synthetic Equity Position in any principal competitor of the Corporation in any principal industry of the Corporation held by such Proposing Persons, (E) a summary of any material discussions regarding the business proposed to be brought before the meeting (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder of the shares of any class or series of the Corporation (including their names), (F) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (G) any other material relationship between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation, on the other hand, (H) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement) and (I) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the

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  disclosures to be made pursuant to the foregoing clauses (A) through (I) are referred to as "Disclosable Interests"); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and

          (c)   As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and understandings between or among any of the Proposing Persons or between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this Section 2.4(iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.

        (iv)  For purposes of this Section 2.4, the term "Proposing Person" shall mean (a) the stockholder providing the notice of business proposed to be brought before an annual meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made and (c) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation or associate (within the meaning of Rule 12b-2 under the Exchange Act for the purposes of these bylaws) of such stockholder or beneficial owner.

         (v)  A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for notice of the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

        (vi)  Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.4. The presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

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       (vii)  This Section 2.4 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders, other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Corporation's proxy statement. In addition to the requirements of this Section 2.4 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

      (viii)  For purposes of these bylaws, "public disclosure" shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

        2.5  ADVANCE NOTICE PROCEDURES FOR NOMINATIONS OF DIRECTORS.

          (i)  Nominations of any person for election to the Board at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (a) by or at the direction of the Board, including by any committee or persons authorized to do so by the Board or these bylaws, or (b) by a stockholder present in person (A) who was a beneficial owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting and (C) has complied with this Section 2.5 as to such notice and nomination. The foregoing clause (b) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting or special meeting. For purposes of this Section 2.5, "present in person" shall mean that the stockholder proposing that the business be brought before the meeting of the Corporation, or, if the proposing stockholder is not an individual, a qualified representative of such stockholder, appear at such meeting. A "qualified representative" of such proposing stockholder shall be, if such proposing stockholder is (x) a general or limited partnership, any general partner or person who functions as a general partner of the general or limited partnership or who controls the general or limited partnership, (y) a corporation or a limited liability company, any officer or person who functions as an officer of the corporation or limited liability company or any officer, director, general partner or person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (z) a trust, any trustee of such trust.

         (ii)  Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (a) provide Timely Notice (as defined in Section 2.4(ii) of these bylaws) thereof in writing and in proper form to the Secretary of the Corporation, (b) provide the information with respect to such stockholder and its proposed nominee as required by this Section 2.5, and (c) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board at a special meeting, the stockholder must (a) provide timely notice thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, (b) provide the information with respect to such stockholder and its proposed nominee as required by this Section 2.5, and (c) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder's notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4(ix) of these bylaws) of the date of such special meeting was first made. In no event shall any adjournment or postponement of an

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annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder's notice as described above.

        (iii)  To be in proper form for purposes of this Section 2.5, a stockholder's notice to the Secretary shall set forth:

          (a)   As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.4(iii)(a) of these bylaws) except that for purposes of this Section 2.5, the term "Nominating Person" shall be substituted for the term "Proposing Person" in all places it appears in Section 2.4(iii)(a);

          (b)   As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(iii)(b), except that for purposes of this Section 2.5 the term "Nominating Person" shall be substituted for the term "Proposing Person" in all places it appears in Section 2.4(iii)(b) and the disclosure with respect to the business to be brought before the meeting in Section 2.4(iii)(b) shall be made with respect to the election of directors at the meeting);

          (c)   As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such proposed nominee that would be required to be set forth in a stockholder's notice pursuant to this Section 2.5 if such proposed nominee were a Nominating Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each proposed nominee or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the "registrant" for purposes of such rule and the proposed nominee were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (A) through (C) are referred to as "Nominee Information"), and (D) a completed and signed questionnaire, representation and agreement as provided in Section 2.5(vi); and

          (d)   The Corporation may require any proposed nominee to furnish such other information (A) as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation in accordance with the Corporation's Corporate Governance Guidelines or (B) that could be material to a reasonable stockholder's understanding of the independence or lack of independence of such proposed nominee.

        (iv)  For purposes of this Section 2.5, the term "Nominating Person" shall mean (a) the stockholder providing the notice of the nomination proposed to be made at the meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made and (c) any associate of such stockholder or beneficial owner or any other participant in such solicitation.

         (v)  A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for notice of the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the meeting (in the case of the update

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and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

        (vi)  To be eligible to be a nominee for election as a director of the Corporation at an annual or special meeting, the proposed nominee must be nominated in the manner prescribed in Section 2.5 and must deliver (in accordance with the time period prescribed for delivery in a notice to such proposed nominee given by or on behalf of the Board), to the Secretary at the principal executive offices of the Corporation, (a) a completed written questionnaire (in a form provided by the Corporation) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (b) a written representation and agreement (in form provided by the Corporation) that such proposed nominee (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a "Voting Commitment") or (2) any Voting Commitment that could limit or interfere with such proposed nominee's ability to comply, if elected as a director of the Corporation, with such proposed nominee's fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director and (C) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person's term in office as a director (and, if requested by any proposed nominee, the Secretary of the Corporation shall provide to such proposed nominee all such policies and guidelines then in effect).

       (vii)  In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

      (viii)  No proposed nominee shall be eligible for nomination as a director of the Corporation unless such proposed nominee and the Nominating Person seeking to place such proposed nominee's name in nomination have complied with this Section 2.5, as applicable. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 2.5, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the proposed nominee in question (but in the case of any form of ballot listing other qualified nominees, only the ballots case for the nominee in question) shall be void and of no force or effect.

        2.6  NOTICE OF STOCKHOLDERS' MEETINGS.

        Unless otherwise provided by law, the certificate of incorporation or these bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with either Section 2.7 or Section 8.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

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        2.7  MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.

        Notice of any meeting of stockholders shall be deemed given:

            (i)  if mailed, when deposited in the U.S. mail, postage prepaid, directed to the stockholder at his or her address as it appears on the Corporation's records; or

           (ii)  if electronically transmitted as provided in Section 8.1 of these bylaws.

        An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

        2.8  QUORUM.

        Unless otherwise provided by law, the certificate of incorporation or these bylaws, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to adjourn the meeting from time to time in the manner provided in Section 2.9 of these bylaws until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

        2.9  ADJOURNED MEETING; NOTICE.

        When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        2.10  CONDUCT OF BUSINESS.

        The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

        2.11  VOTING.

        The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.13 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

        Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.

        At all duly called or convened meetings of stockholders, at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the certificate of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, all other elections and questions presented to the stockholders at a duly called or convened meeting, at which a quorum is present, shall be decided by the majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) and shall be valid and binding upon the Corporation.

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        2.12  NO STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

        Subject to the rights of the holders of the shares of any series of Preferred Stock or any other class of stock or series thereof having a preference over the Common Stock as to dividends or upon liquidation, and except as otherwise provided in the certificate of incorporation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

        2.13  RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS.

        In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other such action.

        If the Board does not so fix a record date:

            (i)  The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

           (ii)  The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

        A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

        2.14  PROXIES.

        Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A proxy may be in the form of a telegram, cablegram or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other means of electronic transmission was authorized by the stockholder.

        2.15  LIST OF STOCKHOLDERS ENTITLED TO VOTE.

        The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation's principal executive office. In the event that the

9

Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

        2.16  INSPECTORS OF ELECTION.

        Before any meeting of stockholders, the Board shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any stockholder or a stockholder's proxy shall, appoint a person to fill that vacancy.

        Such inspectors shall:

            (i)  determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

           (ii)  receive votes or ballots;

          (iii)  hear and determine all challenges and questions in any way arising in connection with the right to vote;

          (iv)  count and tabulate all votes;

           (v)  determine when the polls shall close;

          (vi)  determine the result; and

         (vii)  do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

        The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein. The inspectors of election may appoint such persons to assist them in performing their duties as they determine.

ARTICLE III—DIRECTORS

        3.1  POWERS.

        Subject to the provisions of the DGCL and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

        3.2  NUMBER OF DIRECTORS.

        The authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one (1) member and not more than (12) members.

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No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

        3.3  ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.

        Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director's successor is elected and qualified or until such director's earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

        As provided in the certificate of incorporation, the directors of the Corporation shall be divided into three (3) classes.

        3.4  RESIGNATION AND VACANCIES.

        Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

        Unless otherwise provided in the certificate of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors shall, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under these bylaws in the case of the death, removal or resignation of any director.

        3.5  PLACE OF MEETINGS; MEETINGS BY TELEPHONE.

        The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

        Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.

        3.6  REGULAR MEETINGS.

        Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

        3.7  SPECIAL MEETINGS; NOTICE.

        Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the chief executive officer, the president, the secretary or a majority of the authorized number of directors.

        Notice of the time and place of special meetings shall be:

          (i)  delivered personally by hand, by courier or by telephone;

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         (ii)  sent by United States first-class mail, postage prepaid;

        (iii)  sent by facsimile; or

        (iv)  sent by electronic mail,

directed to each director at that director's address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation's records.

        If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation's principal executive office) nor the purpose of the meeting.

        3.8  QUORUM.

        At all meetings of the Board, a majority of the authorized number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

        A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

        3.9  BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

        Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

        3.10  FEES AND COMPENSATION OF DIRECTORS.

        Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.

        3.11  REMOVAL OF DIRECTORS.

        Except as otherwise provided by the DGCL or the certificate of incorporation, the Board of Directors or any individual director may be removed from office at any time, but only with cause by the affirmative vote of the holders of at least sixty six and two thirds percent (66-2/3%) of the voting power of all the then outstanding shares of voting stock of the Corporation with the power to vote at an election of directors (the "Voting Stock").

        No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

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 ARTICLE IV—COMMITTEES

        4.1  COMMITTEES OF DIRECTORS.

        The Board may designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.

        4.2  COMMITTEE MINUTES.

        Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

        4.3  MEETINGS AND ACTION OF COMMITTEES.

        Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

          (i)  Section 3.5 (place of meetings and meetings by telephone);

         (ii)  Section 3.6 (regular meetings);

        (iii)  Section 3.7 (special meetings and notice);

        (iv)  Section 3.8 (quorum);

         (v)  Section 7.12 (waiver of notice); and

        (vi)  Section 3.9 (action without a meeting),

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

            (i)  the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

           (ii)  special meetings of committees may also be called by resolution of the Board or the chairperson of the applicable committee;

          (iii)  notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee; and

          (iv)  the Board may adopt rules for the governance of any committee to override the provisions that would otherwise apply to the committee pursuant to this Section 4.3, provided that such rules do not violate the provisions of the certificate of incorporation or applicable law.

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ARTICLE V—OFFICERS

        5.1  OFFICERS.

        The officers of the Corporation shall be a president and a secretary. The Corporation may also have, at the discretion of the Board, a chairperson of the Board, a vice chairperson of the Board, a chief executive officer, a chief financial officer or treasurer, one (1) or more vice presidents, one (1) or more assistant vice presidents, one (1) or more assistant treasurers, one (1) or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

        5.2  APPOINTMENT OF OFFICERS.

        The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

        5.3  SUBORDINATE OFFICERS.

        The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

        5.4  REMOVAL AND RESIGNATION OF OFFICERS.

        Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

        Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

        5.5  VACANCIES IN OFFICES.

        Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2.

        5.6  REPRESENTATION OF SHARES OF OTHER CORPORATIONS.

        The chairperson of the Board, the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board , the chief executive officer, the president or a vice president, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

        5.7  AUTHORITY AND DUTIES OF OFFICERS.

        All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the

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Board or the stockholders and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

ARTICLE VI—RECORDS AND REPORTS

        6.1  MAINTENANCE AND INSPECTION OF RECORDS.

        The Corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records.

        Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent so to act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal executive office.

        6.2  INSPECTION BY DIRECTORS.

        Any director shall have the right to examine the Corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the Corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

ARTICLE VII—GENERAL MATTERS

        7.1  EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.

        The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

        7.2  STOCK CERTIFICATES; PARTLY PAID SHARES.

        The shares of the Corporation shall be represented by certificates or shall be uncertificated. Certificates for the shares of stock, if any, shall be in such form as is consistent with the certificate of incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairperson or vice-chairperson of the Board, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it

15

may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

        The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

        7.3  SPECIAL DESIGNATION ON CERTIFICATES.

        If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        7.4  LOST CERTIFICATES.

        Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

        7.5  CONSTRUCTION; DEFINITIONS.

        Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

        7.6  DIVIDENDS.

        The Board, subject to any restrictions contained in either (i) the DGCL or (ii) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation's capital stock.

        The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

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        7.7  FISCAL YEAR.

        The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

        7.8  SEAL.

        The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

        7.9  TRANSFER OF STOCK.

        Shares of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder's attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.

        7.10  STOCK TRANSFER AGREEMENTS.

        The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

        7.11  REGISTERED STOCKHOLDERS.

        The Corporation:

            (i)  shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

           (ii)  shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

          (iii)  shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

        7.12  WAIVER OF NOTICE.

        Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

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ARTICLE VIII—NOTICE BY ELECTRONIC TRANSMISSION

        8.1  NOTICE BY ELECTRONIC TRANSMISSION.

        Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the Corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

            (i)  the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation in accordance with such consent; and

           (ii)  such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

        Any notice given pursuant to the preceding paragraph shall be deemed given:

  (i)
  if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

  (ii)
  if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

  (iii)
  if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

  (iv)
  if by any other form of electronic transmission, when directed to the stockholder.

        An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

        8.2  DEFINITION OF ELECTRONIC TRANSMISSION.

        An "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

ARTICLE IX—INDEMNIFICATION

        9.1  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, any director or officer of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding") by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person in connection with

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any such Proceeding. Notwithstanding the preceding sentence, except as otherwise provided in Section 9.4, the Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized in the specific case by the Board.

        9.2  INDEMNIFICATION OF OTHERS.

        The Corporation shall have the power to indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any employee or agent of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.

        9.3  PREPAYMENT OF EXPENSES.

        The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys' fees) incurred by any officer or director of the Corporation, and may pay the expenses incurred by any employee or agent of the Corporation, in defending any Proceeding in advance of its final disposition; provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this Article IX or otherwise.

        9.4  DETERMINATION; CLAIM.

        If a claim for indemnification (following the final disposition of such Proceeding) or advancement of expenses under this Article IX is not paid in full within sixty (60) days after a written claim therefor has been received by the Corporation the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

        9.5  NON-EXCLUSIVITY OF RIGHTS.

        The rights conferred on any person by this Article IX shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

        9.6  INSURANCE.

        The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust enterprise or non-profit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

        9.7  OTHER INDEMNIFICATION.

        The Corporation's obligation, if any, to indemnify or advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may

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collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

        9.8  CONTINUATION OF INDEMNIFICATION.

        The rights to indemnification and to prepayment of expenses provided by, or granted pursuant to, this Article IX shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributees of such person.

        9.9   AMENDMENT OR REPEAL.

        The provisions of this Article IX shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as a director or officer of the Corporation (whether before or after the adoption of these bylaws), in consideration of such person's performance of such services, and pursuant to this Article IX the Corporation intends to be legally bound to each such current or former director or officer of the Corporation. With respect to current and former directors and officers of the Corporation, the rights conferred under this Article IX are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of theses bylaws. With respect to any directors or officers of the Corporation who commence service following adoption of these bylaws, the rights conferred under this provision shall be present contractual rights and such rights shall fully vest, and be deemed to have vested fully, immediately upon such director or officer commencing service as a director or officer of the Corporation. Any repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection (i) hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification or (ii) under any agreement providing for indemnification or advancement of expenses to an officer or director of the Corporation in effect prior to the time of such repeal or modification.

ARTICLE X—AMENDMENTS

        Subject to the limitations set forth in Section 9.9 of these bylaws or the provisions of the certificate of incorporation, the Board is expressly empowered to adopt, amend or repeal the bylaws of the Corporation. Any adoption, amendment or repeal of the bylaws of the Corporation by the Board shall require the approval of a majority of the authorized number of directors. The stockholders also shall have power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the certificate of incorporation, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock.

ARTICLE XI—FORUM SELECTION

        Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery (the "Chancery Court") of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or to the Corporation's stockholders, (iii) any action arising pursuant to any provision of the DGCL or the certificate of incorporation or these bylaws (as either may be amended from time to time) or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine. If any action the subject matter of which is within the scope of the preceding sentence is filed in a court other than a court located within the State of Delaware (a "Foreign Action") in the

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name of any stockholder, such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the preceding sentence and (b) having service of process made upon such stockholder in any such action by service upon such stockholder's counsel in the Foreign Action as agent for such stockholder.

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CORVUS PHARMACEUTICALS, INC.

CERTIFICATE OF AMENDMENT AND RESTATEMENT OF BYLAWS

        The undersigned hereby certifies that he or she is the duly elected, qualified, and acting Secretary of Corvus Pharmaceuticals, Inc., a Delaware corporation, and that the foregoing bylaws were amended and restated on December 21, 2015 by the Corporation's board of directors.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 29th day of March, 2016.

/s/ ALAN C. MENDELSON Alan C. Mendelson, Secretary

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on June 7, 2017. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/crvs • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal 1 and FOR Proposals 2, 3 and 4. + 1. To elect two Class I Directors with terms to expire at the 2020 annual meeting of stockholders: For Withhold For Withhold 01 - Richard A. Miller, M.D. 02 - Peter Moldt, Ph.D. For Against Abstain ForAgainst Abstain 2. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. 4. To ratify the Corvus Pharmaceuticals, Inc. Amended and Restated Bylaws. 3. To ratify the Corvus Pharmaceuticals, Inc. Amended and Restated Certificate of Incorporation. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. leted for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 2 7 3 5 9 1 02KPME MMMMMMMMM C Authorized Signatures — This section must be comp B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Corvus Pharmaceuticals, Inc. Notice of 2017 Annual Meeting of Stockholders of Corvus Pharmaceuticals, Inc. June 8, 2017 at 1 p.m., Pacific Time This proxy is solicited by the Board of Directors. The undersigned stockholder(s) hereby appoint(s) Richard Miller and Leiv Lea, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of Dr. Miller and Mr. Lea to represent and vote, as designated on the reverse side of this ballot, all the shares of Corvus Pharmaceuticals, Inc. that the undersigned is/are entitled to vote, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Corvus Pharmaceuticals, Inc. to be held on June 8, 2017, at 1:00 p.m., Pacific Time, at 863 Mitten Road, Suite 102, Burlingame, CA 94010, or at any postponement or adjournment thereof, on all matters set forth on the reverse side and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such directions are indicated, the proxies will have authority to vote in accordance with the Board of Directors' recommendations. (Items to be voted appear on reverse side.)